UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23648

PIMCO Flexible Emerging Markets Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: June 30

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO INTERVAL FUNDS

Semiannual Report

December 31, 2023

PIMCO Flexible Emerging Markets Income Fund

PIMCO Flexible Credit Income Fund

(1)	Consolidated Schedule of Investments

Market Insights

Dear Shareholder,

This semiannual report covers the six-month reporting period ended December 31, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

The global economy continued to grow despite inflation that remains elevated, interest rate increases, tighter credit conditions, and geopolitical concerns affecting many countries. This resilience was particularly evident in the United States (“U.S.”). Some European economies experienced slower growth and generally continued to expand over the reporting period.

Central banks slowed interest rate hikes

Inflation eased over the reporting period, and several bank officials suggested that central banks may slow aggressive interest-rate hikes. From March 2022 through July 2023, the U.S. Federal Reserve (the “Fed”) raised the federal funds rate a total of 5.25 percentage points. In September, November and December 2023, the Fed did not increase interest rates. In December 2023, Fed communications conveyed a belief that the policy rate may be likely at or near its peak for the tightening cycle. From July 2022 through September 2023, the European Central Bank (“ECB”) raised its deposit facility overnight rate a total of 4.50 percentage points and then held rates steady at its October and December 2023 meetings. Meanwhile, from December 2019 through July 2023, the Bank of England (“BoE”) raised its Bank Rate a total of 5.15 percentage points and then held rates steady in September, November and December 2023. Both the ECB and BoE acknowledged the possibility of rate cuts in 2024.

Mixed financial market returns

The yield on the benchmark 10-year U.S. Treasury increased during the reporting period. In many other developed markets, yields on 10-year government bonds fluctuated. Overall, the global bond market rallied toward the end of 2023, bolstered by central bank officials’ policy pronouncements signaling a possible end to monetary tightening. During the reporting period, lower-rated bonds generally outperformed their higher-rated counterparts. Global equities and commodities rose amid market volatility. The U.S. dollar weakened relative to the euro, British pound and Japanese yen.

We continue to work diligently to navigate dynamic global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals and visit global.pimco.com for our latest insights.

Sincerely,

Deborah A. DeCotis	Joshua D. Ratner
Chair of the Board of Trustees	President

Total Returns of Certain Asset Classes for the Period Ended December 31, 2023

Asset Class (as measured by, currency)	Six-Month

U.S. large cap equities (S&P 500 Index, USD)	8.04%

Global equities (MSCI World Index, USD)	7.56%

European equities (MSCI Europe Index, EUR)	4.24%

Emerging market equities (MSCI Emerging Markets Index, EUR)	4.71%

Japanese equities (Nikkei 225 Index, JPY)	1.74%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	4.55%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	6.40%

Below investment grade bonds (ICE BofAML Developed Markets High Yield Constrained Index, USD Hedged)	7.90%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	5.52%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	3.48%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO INTERVAL FUNDS

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. A Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and 2023. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments or Consolidated Schedule of Investments, as applicable, sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact a Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European, and global economies and the markets for certain securities and commodities, such as oil

SEMIANNUAL REPORT	DECEMBER 31, 2023	3

Important Information About the Funds (Cont.)

and natural gas, as well as other sectors. Further, a Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause a Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that a Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of a Fund and its shareholders.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on a Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System based on the Secured Overnight Financing Rate (“SOFR”) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. The possible scope and effect of synthetic LIBOR for U.S. Dollar LIBOR contracts and the LIBOR transition is unknown at this time. Moreover, certain aspects of the transition from LIBOR will rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; PIMCO cannot guarantee the performance of such market participants and any failure on the part of such market participants to manage their part of the LIBOR transition could impact a Fund. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund

4	PIMCO INTERVAL FUNDS

could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

The Funds may make investments in debt instruments and other securities or instruments directly or through one or more direct or indirect fully-owned subsidiaries formed by the Fund (each, a “Subsidiary”). A Subsidiary may invest, for example, in whole loans or in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans, or any other security or other instrument that the Fund may hold directly.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that any dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV in the specific period. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the sale of Fund shares. Total return for a period of more than one year represents the average annual total return. Performance shown is net of fees and expenses. Historical performance for a Fund or share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The dividend rate that a Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by a Fund. As portfolio and market conditions change, the rate of distributions on the common shares and a Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.

SEMIANNUAL REPORT	DECEMBER 31, 2023	5

Important Information About the Funds (Cont.)

The following table discloses the inception dates and diversification status of the Funds:

Fund Name	Fund Inception	Institutional Class	Class A-1	Class A-2	Class A-3	Class A-4	Diversification Status

PIMCO Flexible Emerging Markets Income Fund	03/15/22	03/15/22	—	—	—	—	Non-Diversified

PIMCO Flexible Credit Income Fund	02/22/17	02/22/17	01/29/21	10/28/19	11/09/20	11/30/18	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with Pacific Investment Management Company LLC (“PIMCO”) and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to the Funds’ registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Funds creates a contract between or among any shareholders of a Fund, on the one hand, and the Funds, a service provider to a Fund, and/or the Trustees or officers of the Funds, on the other hand.

The Trustees (or the Funds and its officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent prospectus or use a new prospectus or SAI with respect to the Funds, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to a Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in the Funds’ prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds.

A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Funds at (844) 312-2113, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

6	PIMCO INTERVAL FUNDS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and upon request by calling PIMCO at (844) 312-2113.

SEC rules allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (844) 312-2113. Any election to receive reports in paper will apply to all funds held with a fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary, such as a broker-dealer or bank.

In April 2020, the SEC adopted amended rules modifying the registration, communications, and offering processes for registered closed-end funds and interval funds. Among other things, the amendments: (1) permit qualifying closed-end funds to use a short-form registration statement to offer securities in eligible transactions and certain funds to qualify as Well Known Seasoned Issuers; (2) permit interval funds to pay registration fees based on net issuance of shares in a manner similar to mutual funds; (3) require closed-end funds and interval funds to include additional disclosures in their annual reports; and (4) require certain information to be filed in interactive data format. The new rules had phased compliance, with the latest requirement taking effect as of February 1, 2023.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The

SEMIANNUAL REPORT	DECEMBER 31, 2023	7

Important Information About the Funds (Cont.)

amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments are effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion).

8	PIMCO INTERVAL FUNDS

PIMCO Flexible Emerging Markets Income Fund

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of December 31, 2023†§

Corporate Bonds & Notes	55.1%
Sovereign Issues	28.1%
Loan Participations and Assignments	9.3%
Short-Term Instruments‡	4.2%
U.S. Treasury Obligations	2.3%
Non-Agency Mortgage-Backed Securities	1.0%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2023

	6 Months*	1 Year	Commencement of Operations (03/15/22)
PIMCO Flexible Emerging Markets Income Fund Institutional Class	5.34%	9.31%	(1.65)%
J.P. Morgan Emerging Markets Bond Index (EMBI) Global	6.40%	10.45%	1.80%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

*	Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when repurchased by the fund. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the repurchase of fund

SEMIANNUAL REPORT	DECEMBER 31, 2023	9

Institutional Class - EMFLX

shares. Performance current to the most recent month-end is available at www.pimco.com or via (844) 312-2113. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

It is not possible to invest directly in an unmanaged index.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), was 1.98% for Institutional Class. As of December 31, 2023, the Fund’s Total Effective Leverage(1) was 16.05%. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

(1)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Flexible Emerging Markets Income Fund’s investment objective is to seek to provide attractive risk-adjusted returns and current income by investing, under normal circumstances, across a wide array of instruments, including from sovereign, quasi-sovereign and corporate borrowers, that are economically tied to “emerging market” countries. The Fund utilizes a flexible asset allocation strategy among multiple public and private credit sectors in the emerging market credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, loans, convertible and contingent convertible securities and stressed, distressed and defaulted debt securities issued by corporations or other business entities), mortgage-related and other consumer-related instruments, collateralized debt obligations, including, without limitation, collateralized loan obligations, government, sovereign and quasi-sovereign debt and other fixed-, variable- and floating-rate income-producing securities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to Mexican quasi-sovereign and corporate external debt contributed to absolute returns, as the sectors posted positive performance.

»	Long exposure to Brazilian corporate local debt contributed to absolute returns, as the sector posted positive performance.
»	Long exposure to Ukrainian sovereign external debt detracted from absolute returns, as the country continues to face challenges since the onset of the war with Russia

»	Exposure to China detracted from absolute returns, as select securities underperformed over the performance period.

10	PIMCO INTERVAL FUNDS

PIMCO Flexible Credit Income Fund

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of December 31, 2023†§

Non-Agency Mortgage-Backed Securities	29.2%
Loan Participations and Assignments	20.7%
Asset-Backed Securities	17.9%
Corporate Bonds & Notes	14.6%
Short-Term Instruments‡	9.1%
Common Stocks	6.1%
Municipal Bonds & Notes	1.2%
Other	1.2%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2023

	6 Months*	1 Year	5 Years	Commencement of Operations (2/22/17)**
PIMCO Flexible Credit Income Fund Institutional Class	6.78%	8.30%	3.63%	4.45%
PIMCO Flexible Credit Income Fund A-1	6.51%	7.77%	3.16%	3.88%
PIMCO Flexible Credit Income Fund A-2	6.51%	7.77%	2.95%	3.76%
PIMCO Flexible Credit Income Fund A-2 (adjusted)	4.37%	5.67%	2.53%	3.46%
PIMCO Flexible Credit Income Fund A-3	6.38%	7.50%	2.79%	3.54%
PIMCO Flexible Credit Income Fund A-4	6.38%	7.50%	2.84%	3.66%
PIMCO Flexible Credit Income Fund A-4 (adjusted)	4.24%	5.40%	2.22%	3.20%
ICE BofAML US High Yield Index	7.63%	13.46%	5.21%	4.14%

SEMIANNUAL REPORT	DECEMBER 31, 2023	11

Institutional Class - PFLEX	Class A-1 - PFAIX	Class A-2 - PFALX
Class A-3 - PFASX	Class A-4 - PFFLX

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

*	Cumulative return.
**	For class inception dates, please refer to the Important Information.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when repurchased by the fund. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the repurchase of fund shares. The adjusted returns take into account the maximum sales charge of 3.00% on Class A-2 and Class A-4 shares. Performance current to the most recent month-end is available at www.pimco.com or via (844) 312-2113. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

It is not possible to invest directly in an unmanaged index.

The Fund’s total annual operating expense, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 5.36% for Institutional Class, 5.86% for Class A-1 shares, 5.86% for Class A-2 shares, 6.11% for Class A-3 shares and 6.11% for Class A-4 shares. As of December 31, 2023, the Fund’s Total Effective Leverage(1) was 41.18%. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

(1)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Flexible Credit Income Fund seeks to provide attractive risk-adjusted returns and current income by investing, under normal circumstances across a wide array of global credit sectors, including corporate, mortgage, consumer, emerging market and municipal credit markets and utilizing a flexible asset allocation strategy among multiple public and private credit sectors in the global credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, loans, convertible and contingent convertible securities and stressed, distressed and defaulted debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers), mortgage-related and other consumer-related instruments, collateralized debt obligations, including, without limitation, collateralized loan obligations, government and sovereign debt, municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund may invest without limit in investment grade debt securities and may invest without limit in below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed and distressed issuers. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to corporate credit contributed to absolute performance, as the sector posted positive returns.

»	Exposure to legacy collateralized debt obligations and residual tranches of collateralized loan obligations contributed to absolute performance, as select securities posted positive returns.

»	Exposure to select corporate special situation positions, including debt and equity, contributed to absolute performance, as select issuers posted positive returns.

»	Exposure to residential mortgage credit contributed to absolute performance, as selected securities posted positive returns.
»	Interest rate positioning contributed to performance, primarily driven by the Fund’s long exposure at the intermediate portion of the curve, as rates decreased.

»	Exposure to select emerging market debt detracted from absolute performance, as select issuers posted negative returns.

»	The costs associated with one or more forms of leverage detracted from performance. The costs of leverage generally will reduce returns to the extent they exceed the rate of return on the additional investments purchased with such leverage.

»	There were no other material detractors for this Fund.

12	PIMCO INTERVAL FUNDS

Index Descriptions

Index*	Index Description

ICE BofAML U.S. High Yield Index	ICE BofAML U.S. High Yield Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody’s and S&P.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global	J.P. Morgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady Bonds, loans, and Eurobonds.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	DECEMBER 31, 2023	13

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO Flexible Emerging Markets Income Fund

Institutional Class

07/01/2023 - 12/31/2023+	$8.19	$0.29	$0.13	$0.42	$(0.28)	$0.00	$(0.28)

06/30/2023	8.39	0.60	(0.03)	0.57	(0.77)	0.00	(0.77)

03/15/2022 - 06/30/2022	10.00	0.22	(1.62)	(1.40)	(0.21)	0.00	(0.21)

PIMCO Flexible Credit Income Fund (Consolidated)

Institutional Class

07/01/2023 - 12/31/2023+	$6.81	$0.36	$0.10	$0.46	$(0.44)	$0.00	$(0.44)

06/30/2023	7.89	0.88	(0.85)	0.03	(1.11)	0.00	(1.11)

06/30/2022	9.68	0.89	(1.88)	(0.99)	(0.80)	0.00	(0.80)

06/30/2021	8.21	0.84	1.40	2.24	(0.77)	0.00	(0.77)

06/30/2020	10.09	0.73	(1.61)	(0.88)	(1.00)	0.00	(1.00)

06/30/2019	10.28	0.92	(0.10)	0.82	(1.01)	0.00	(1.01)

Class A-1

07/01/2023 - 12/31/2023+	6.81	0.34	0.10	0.44	(0.42)	0.00	(0.42)

06/30/2023	7.89	0.84	(0.85)	(0.01)	(1.07)	0.00	(1.07)

06/30/2022	9.68	0.90	(1.94)	(1.04)	(0.75)	0.00	(0.75)

01/29/2021 - 06/30/2021	9.34	0.32	0.36	0.68	(0.34)	0.00	(0.34)

Class A-2

07/01/2023 - 12/31/2023+	6.81	0.34	0.10	0.44	(0.42)	0.00	(0.42)

06/30/2023	7.89	0.85	(0.86)	(0.01)	(1.07)	0.00	(1.07)

06/30/2022	9.68	0.85	(1.89)	(1.04)	(0.75)	0.00	(0.75)

06/30/2021	8.21	0.78	1.38	2.16	(0.69)	0.00	(0.69)

10/28/2019 - 06/30/2020	9.82	0.40	(1.33)	(0.93)	(0.68)	0.00	(0.68)

Class A-3

07/01/2023 - 12/31/2023+	6.81	0.33	0.10	0.43	(0.41)	0.00	(0.41)

06/30/2023	7.89	0.84	(0.87)	(0.03)	(1.05)	0.00	(1.05)

06/30/2022	9.68	0.83	(1.89)	(1.06)	(0.73)	0.00	(0.73)

11/09/2020 - 06/30/2021	8.89	0.48	0.75	1.23	(0.44)	0.00	(0.44)

14	PIMCO INTERVAL FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses(e)		Expenses Excluding Waivers(e)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.33	5.34%	$28,128	1.29	%*	2.11	%*	0.67	%*	1.49	%*	7.22	%*	27%

8.19	7.20	24,876	0.94		2.15		0.51		1.72		7.31		76

8.39	(14.05)	23,101	0.84	*	2.31	*	0.53	*	2.00	*	7.84	*	33

$6.83	6.94%	$2,219,598	6.71	%*	6.71	%*	2.21	%*	2.21	%*	10.67	%*	5%

6.81	0.53	2,290,340	5.35		5.35		2.22		2.22		11.91		26

7.89	(10.97)	2,488,404	2.54		2.54		2.10		2.10		9.73		35

9.68	28.02	1,971,964	3.06		3.06		2.30		2.30		9.19		34

8.21	(9.21)	1,301,140	3.77		3.78		2.23		2.24		8.00		17

10.09	8.52	931,335	3.91		3.92		2.18		2.19		9.17		13

6.83	6.67	9,356	7.21	*	7.21	*	2.71	*	2.71	*	10.15	*	5

6.81	0.03	9,321	5.85		5.85		2.72		2.72		11.39		26

7.89	(11.43)	9,658	3.04		3.04		2.60		2.60		10.30		35

9.68	7.39	11	3.56	*	3.56	*	2.80	*	2.80	*	8.10	*	34

6.83	6.67	105,474	7.21	*	7.21	*	2.71	*	2.71	*	10.15	*	5

6.81	0.03	95,806	5.91	(f)	5.91	(f)	2.72	(f)	2.72	(f)	11.49		26

7.89	(11.45)	87,001	3.04		3.04		2.60		2.60		9.37		35

9.68	27.00	39,835	3.56		3.56		2.80		2.80		8.44		34

8.21	(9.77)	5,476	4.27	*	4.28	*	2.73	*	2.74	*	7.32	*	17

6.83	6.54	455,177	7.46	*	7.46	*	2.96	*	2.96	*	9.91	*	5

6.81	(0.22)	444,222	6.31	(f)	6.31	(f)	2.97	(f)	2.97	(f)	11.46		26

7.89	(11.66)	255,741	3.29		3.29		2.85		2.85		9.15		35

9.68	14.01	88,868	3.81	*	3.81	*	3.05	*	3.05	*	7.81	*	34

SEMIANNUAL REPORT	DECEMBER 31, 2023	15

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO Flexible Credit Income Fund (Consolidated)

Class A-4

07/01/2023 - 12/31/2023+	$6.81	$0.33	$0.10	$0.43	$(0.41)	$0.00	$(0.41)

06/30/2023	7.89	0.78	(0.81)	(0.03)	(1.05)	0.00	(1.05)

06/30/2022	9.68	0.82	(1.88)	(1.06)	(0.73)	0.00	(0.73)

06/30/2021	8.21	0.77	1.39	2.16	(0.69)	0.00	(0.69)

06/30/2020	10.09	0.64	(1.60)	(0.96)	(0.92)	0.00	(0.92)

11/30/2018 - 06/30/2019	10.17	0.52	0.06	0.58	(0.66)	0.00	(0.66)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulation. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

(f)

Expense ratio as presented is calculated based on average net assets for the period presented. Due to significant fluctuations in total net assets during the period, the expense ratio to average net assets differs from the total operating expense ratio in effect for each class. See Note 9, Fees and Expenses in the Notes to Financial Statements for additional information on how the Fund’s expenses are calculated.

16	PIMCO INTERVAL FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses(e)		Expenses Excluding Waivers(e)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$6.83	6.54%	$24,119	7.46	%*	7.46	%*	2.96	%*	2.96	%*	9.90	%*	5%

6.81	(0.22)	26,774	5.41	(f)	5.41	(f)	2.97	(f)	2.97	(f)	10.11		26

7.89	(11.66)	150,498	3.29		3.29		2.85		2.85		8.99		35

9.68	27.05	116,482	3.81		3.81		3.05		3.05		8.42		34

8.21	(9.95)	71,662	4.52		4.53		2.98		2.99		7.07		17

10.09	5.99	25,482	4.66	*	4.67	*	2.93	*	2.94	*	9.06	*	14

SEMIANNUAL REPORT	DECEMBER 31, 2023	17

Statement of Assets and Liabilities PIMCO Flexible Emerging Markets Income Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$32,305
Investments in Affiliates	502

Financial Derivative Instruments
Over the counter	37
Cash	140
Deposits with counterparty	230
Foreign currency, at value	50
Receivable for investments sold	30
Receivable for Fund shares sold	10
Interest and/or dividends receivable	600
Dividends receivable from Affiliates	1
Reimbursement receivable from PIMCO	11

Total Assets	33,916

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$2,826
Payable for sale-buyback transactions	571

Financial Derivative Instruments
Exchange-traded or centrally cleared	7
Over the counter	422
Payable for investments purchased	1,418
Payable for investments in Affiliates purchased	1
Payable for unfunded loan commitments	483
Distributions payable to common shareholders	24
Accrued management fees	34
Foreign capital gains tax payable	2

Total Liabilities	5,788

Commitments and contingent liabilities^

Net Assets	$28,128

Net Assets Consist of:

Par Value^^	$0

Paid in capital in excess of par	32,425

Distributable earnings (accumulated loss)	(4,297)

Net Assets	$28,128

Net Assets:

Institutional Class	$28,128

Common Shares Outstanding:

Institutional Class	3,376

Net Asset Value Per Common Share(a):

Institutional Class	$8.33

Cost of investments in securities	$32,996
Cost of investments in Affiliates	$502
Cost of foreign currency held	$49
Cost or premiums of financial derivative instruments, net	$(190)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.
^^	(0.00001) per share.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

18	PIMCO INTERVAL FUNDS	See Accompanying Notes

Consolidated Statement of Assets and Liabilities PIMCO Flexible Credit Income Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$4,170,938
Investments in Affiliates	490,687

Financial Derivative Instruments
Exchange-traded or centrally cleared	2,715
Over the counter	12,130
Cash	5,259
Deposits with counterparty	80,187
Receivable for investments sold	40,757
Receivable for Fund shares sold	7,898
Interest and/or dividends receivable	48,757
Dividends receivable from Affiliates	1,167

Total Assets	4,860,495

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,941,107

Financial Derivative Instruments
Exchange-traded or centrally cleared	930
Over the counter	8,638
Payable for investments purchased	31,432
Payable for investments in Affiliates purchased	1,347
Payable for unfunded loan commitments	13,342
Deposits from counterparty	30,421
Distributions payable to common shareholders	13,400
Overdraft due to custodian	373
Accrued management fees	5,303
Accrued servicing fees	358
Foreign capital gains tax payable	40
Other liabilities	80

Total Liabilities	2,046,771

Commitments and contingent liabilities^

Net Assets	$2,813,724

Net Assets Consist of:

Par value^^	$4
Paid in capital in excess of par	3,836,921
Distributable earnings (accumulated loss)	(1,023,201)

Net Assets	$2,813,724

SEMIANNUAL REPORT	DECEMBER 31, 2023	19

Consolidated Statement of Assets and Liabilities PIMCO Flexible Credit Income Fund (Cont.)

Net Assets:

Institutional Class	$2,219,598
Class A-1	9,356
Class A-2	105,474
Class A-3	455,177
Class A-4	24,119

Common Shares Outstanding:

Institutional Class	324,985
Class A-1	1,370
Class A-2	15,443
Class A-3	66,642
Class A-4	3,531

Net Asset Value Per Common Share(a):

Institutional Class	$6.83
Class A-1	6.83
Class A-2	6.83
Class A-3	6.83
Class A-4	6.83

Cost of investments in securities	$4,861,064
Cost of investments in Affiliates	$466,269
Cost or premiums of financial derivative instruments, net	$(24,939)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.
^^	($0.00001 per share).
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

20	PIMCO INTERVAL FUNDS	See Accompanying Notes

Statement of Operations PIMCO Flexible Emerging Markets Income Fund

Six Months Ended December 31, 2023 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$1,071

Dividends from Investments in Affiliates	1
Total Income	1,072

Expenses:

Management fees	178
Trustee fees and related expenses	1
Interest expense	78
Miscellaneous expense	9
Total Expenses	266
Waiver and/or Reimbursement by PIMCO	(104)
Net Expenses	162

Net Investment Income (Loss)	910

Net Realized Gain (Loss):

Investments in securities	(496)
Exchange-traded or centrally cleared financial derivative instruments	(4)
Over the counter financial derivative instruments	88
Foreign currency	1

Net Realized Gain (Loss)	(411)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	941
Exchange-traded or centrally cleared financial derivative instruments	168
Over the counter financial derivative instruments	(122)
Foreign currency assets and liabilities	(22)

Net Change in Unrealized Appreciation (Depreciation)	965

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,464

* Foreign tax withholdings	$6

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	DECEMBER 31, 2023	21

Consolidated Statement of Operations PIMCO Flexible Credit Income Fund

Six Months Ended December 31, 2023 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$236,297
Dividends	2,338
Dividends from Investments in Affiliates	2,246
Total Income	240,881

Expenses:

Management fees	30,537
Distribution and/or servicing fees - Class A-1	23
Distribution and/or servicing fees - Class A-2	249
Distribution and/or servicing fees - Class A-3	1,655
Distribution and/or servicing fees - Class A-4	93
Trustee fees and related expenses	123
Interest expense	62,388
Auction agent fees and commissions	1
Miscellaneous expense	78
Total Expenses	95,147

Net Investment Income (Loss)	145,734

Net Realized Gain (Loss):

Investments in securities	(71,471)
Investments in Affiliates	(11)
Exchange-traded or centrally cleared financial derivative instruments	(52,484)
Over the counter financial derivative instruments	1,593
Foreign currency	(3,077)

Net Realized Gain (Loss)	(125,450)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	67,645
Investments in Affiliates	24,418
Exchange-traded or centrally cleared financial derivative instruments	62,448
Over the counter financial derivative instruments	9,482
Foreign currency assets and liabilities	(2,709)

Net Change in Unrealized Appreciation (Depreciation)	161,284

Net Increase (Decrease) in Net Assets Resulting from Operations	$181,568

* Foreign tax withholdings - Interest	$72

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO INTERVAL FUNDS	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Flexible Emerging Markets Income Fund

(Amounts in thousands†)	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$910	$1,732
Net realized gain (loss)	(411)	(2,475)
Net change in unrealized appreciation (depreciation)	965	2,408

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	1,464	1,665

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(890)	(2,195)

Total Distributions to Common Shareholders(a)	(890)	(2,195)

Common Share Transactions:*

Receipts for shares sold	2,482	262
Issued as reinvestment of distributions	804	2,044
Cost of shares repurchased	(608)	(1)
Net increase (decrease) resulting from common shares transactions	2,678	2,305

Total increase (decrease) in net assets	3,252	1,775

Net Assets:

Beginning of period	24,876	23,101
End of period	$28,128	$24,876

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Common Shares Offering, in the Notes to Financial Statements.
(a)

The tax characterization of distribution is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial statements for more information.

SEMIANNUAL REPORT	DECEMBER 31, 2023	23

Consolidated Statements of Changes in Net Assets PIMCO Flexible Credit Income Fund

(Amounts in thousands†)	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$145,734	$341,036
Net realized gain (loss)	(125,450)	(225,765)
Net change in unrealized appreciation (depreciation)	161,284	(102,138)

Net Increase (Decrease) in Net Assets Resulting from Operations	181,568	13,133

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(141,561)	(347,804)
Class A-1	(576)	(1,326)
Class A-2	(6,259)	(12,454)
Class A-3	(26,938)	(53,620)
Class A-4	(1,448)	(6,920)

Total Distributions to Common Shareholders(a)	(176,782)	(422,124)

Common Share Transactions*:

Receipts for shares sold	266,266	1,013,844
Issued as reinvestment of distributions	69,508	134,096
Cost of shares repurchased	(393,299)	(863,788)
Net increase (decrease) resulting from common share transactions	(57,525)	284,152

Total Increase (Decrease) in Net Assets	(52,739)	(124,839)

Net Assets:

Beginning of period	2,866,463	2,991,302
End of period	$2,813,724	$2,866,463

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Common Shares Offering, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

24	PIMCO INTERVAL FUNDS	See Accompanying Notes

Consolidated Statement of Cash Flows PIMCO Flexible Credit Income Fund

Six Months Ended December 31, 2023 (Unaudited) (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$181,568

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(207,552)
Proceeds from sales of long-term securities	506,706
(Purchases) Proceeds from sales of short-term portfolio investments, net	(82,344)
(Increase) decrease in deposits with counterparty	31,730
(Increase) decrease in receivable for investments sold	102,158
(Increase) decrease in interest and/or dividends receivable	21,669
(Increase) decrease in dividends receivable from Affiliates	(1,167)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	4,948
Proceeds from (Payments on) over the counter financial derivative instruments	2,328
Increase (decrease) in payable for investments purchased	(169,120)
Increase (decrease) in payable for unfunded loan commitments	(10,804)
Increase (decrease) in deposits from counterparty	18,857
Increase (decrease) in accrued management fees	(135)
Increase (decrease) in accrued servicing fees	7
Proceeds from (Payments on) foreign currency transactions	(2,994)
Increase (decrease) in foreign capital gains tax payable	(59)
Increase (decrease) in other liabilities	(2)
Net Realized (Gain) Loss
Investments in securities	71,471
Investments in Affiliates	11
Exchange-traded or centrally cleared financial derivative instruments	52,484
Over the counter financial derivative instruments	(1,593)
Foreign currency	3,077
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(67,645)
Investments in Affiliates	(24,418)
Exchange-traded or centrally cleared financial derivative instruments	(62,448)
Over the counter financial derivative instruments	(9,482)
Foreign currency assets and liabilities	2,709
Net amortization (accretion) on investments	(38,344)
Net Cash Provided by (Used for) Operating Activities	321,616

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	283,736
Payments on shares redeemed	(393,299)
Increase (decrease) in overdraft due to custodian	(2,617)
Cash distributions paid*	(108,125)
Proceeds from reverse repurchase agreements	5,559,429
Payments on reverse repurchase agreements	(5,658,366)
Net Cash Received from (Used for) Financing Activities	(319,242)

Net Increase (Decrease) in Cash and Foreign Currency	2,374

Cash and Foreign Currency:

Beginning of period	2,885
End of period	$5,259
* Reinvestment of distributions	$69,508

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$61,912
Non-Cash Payment In-Kind	$12,002

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

SEMIANNUAL REPORT	DECEMBER 31, 2023	25

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 114.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 10.9%

Ecopetrol SA
TBD% due 08/16/2024 «µ		$500	$491

NMC Opco Ltd.
11.640% (LIBOR03M + 6.000%) due 03/25/2025 «~	AED	1,157	320
11.640% (LIBOR03M + 6.000%) due 03/25/2027 «~		1,543	427

Oi SA
7.362% (LIBOR03M + 1.750%) due 02/26/2035 ~		$390	20

Republic of Kenya
TBD% due 06/29/2025 «		600	596

SOCAR Turkey Enerji AS
7.387% (EUR006M + 3.450%) due 08/11/2026 ~	EUR	300	327

State Oil Co. of the Azerbaijan Republic
8.305% due 11/26/2024 «		$362	359

Telemar Norte Leste SA
1.750% due 02/26/2035		20	1
1.750% (LIBOR06M + 1.750%) due 02/26/2035 ~		302	15

The Ministry of Finance and Planning, Government of the United Republic of Tanzania
TBD% due 04/26/2028 «		500	497

Total Loan Participations and Assignments (Cost $3,274)			3,053

CORPORATE BONDS & NOTES 64.3%

BANKING & FINANCE 16.1%

Africa Finance Corp.
2.875% due 04/28/2028		200	176

Banco General SA
8.500% due 07/29/2026	MXN	4,000	222

Bank Hapoalim BM
3.255% due 01/21/2032 •(f)		$200	174

BOI Finance BV
7.500% due 02/16/2027	EUR	350	356

Corsair International Ltd.
8.802% due 01/28/2027 •		600	662
9.152% due 01/28/2029 •		200	221

Gabon Blue Bond Master Trust Series 2
6.097% due 08/01/2038		$600	583

Interoceanica Finance Ltd.
0.000% due 05/15/2030 (d)		274	188

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ipoteka-Bank ATIB
5.500% due 11/19/2025		$300	$279

Kuwait Projects Co. SPC Ltd.
4.500% due 02/23/2027		600	529

Peru Payroll Deduction Finance Ltd.
0.000% due 11/01/2029 «(d)		557	462

Trust Fibra Uno
6.390% due 01/15/2050		500	406
6.950% due 01/30/2044		300	259

			4,517

INDUSTRIALS 29.5%

Aeropuerto Internacional de Tocumen SA
5.125% due 08/11/2061		200	153

Alfa Desarrollo SpA
4.550% due 09/27/2051		199	155

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030		300	261

Charter Communications Operating LLC
3.850% due 04/01/2061		300	187

Corp. Nacional del Cobre de Chile
5.950% due 01/08/2034		200	203

CSN Resources SA
4.625% due 06/10/2031		200	164

Ecopetrol SA
5.875% due 05/28/2045		100	79

Empresa de los Ferrocarriles del Estado
3.068% due 08/18/2050		900	549

Fortune Star BVI Ltd.
3.950% due 10/02/2026	EUR	400	282

Guara Norte SARL
5.198% due 06/15/2034		$771	703

JSW Steel Ltd.
5.050% due 04/05/2032		300	259

KazMunayGas National Co. JSC
5.750% due 04/19/2047		300	264

Metalsa SA de CV
3.750% due 05/04/2031		300	247

OCP SA
5.125% due 06/23/2051		500	381

Petroleos del Peru SA
5.625% due 06/19/2047		200	123

Petroleos Mexicanos
6.375% due 01/23/2045		600	392
6.950% due 01/28/2060		1,400	924

Prosus NV
3.680% due 01/21/2030		200	175

Saderea DAC
12.500% due 11/30/2026 ^(b)		558	243

Saudi Arabian Oil Co.
3.500% due 11/24/2070		700	483

26	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Stillwater Mining Co.
4.000% due 11/16/2026		$200	$178
4.500% due 11/16/2029		200	159

TransJamaican Highway Ltd.
5.750% due 10/10/2036		184	161

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		544	516

Vale SA
0.000% due 12/29/2049 ~(e)	BRL	14,500	1,055

			8,296

UTILITIES 18.7%

Chile Electricity Lux MPC SARL
6.010% due 01/20/2033		$600	616

Engie Energia Chile SA
3.400% due 01/28/2030		200	172

EP Infrastructure AS
1.816% due 03/02/2031	EUR	150	128

Israel Electric Corp. Ltd.
8.100% due 12/15/2096		$600	691

LLPL Capital Pte. Ltd.
6.875% due 02/04/2039		724	699

Mong Duong Finance Holdings BV
5.125% due 05/07/2029		553	515

Peru LNG SRL
5.375% due 03/22/2030		200	166

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.875% due 07/17/2049		300	266
5.250% due 10/24/2042		400	379

Poinsettia Finance Ltd.
6.625% due 06/17/2031		767	652

Tierra Mojada Luxembourg SARL
5.750% due 12/01/2040		1,086	981

			5,265

Total Corporate Bonds & Notes (Cost $18,743)			18,078

U.S. TREASURY OBLIGATIONS 2.7%

U.S. Treasury Bonds
1.750% due 08/15/2041 (g)		1,100	766

Total U.S. Treasury Obligations (Cost $762)			766

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.1%

Primrose Residential DAC
4.626% due 03/24/2061 •	EUR	73	80

Stratton Mortgage Funding PLC
5.951% due 01/20/2054 •	GBP	71	91

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.121% due 07/20/2060 •	GBP	58	$74

Trinity Square PLC
6.070% due 07/15/2059 •		57	72

Total Non-Agency Mortgage-Backed Securities (Cost $325)			317

SOVEREIGN ISSUES 32.7%

Angolan Government International Bond
8.750% due 04/14/2032		$200	176

Bank Gospodarstwa Krajowego
6.250% due 10/31/2028		200	211

Colombia Government International Bond
3.000% due 01/30/2030		200	169
4.125% due 02/22/2042		200	144
5.625% due 02/26/2044		300	253
7.500% due 02/02/2034		200	212
8.000% due 11/14/2035		200	219

Congolese Government International Bond
6.000% due 06/30/2029 þ		234	191

Dominican Republic International Bond
5.875% due 01/30/2060		200	173
11.250% due 09/15/2035	DOP	17,100	319
13.625% due 02/03/2033		11,800	248

Ecuador Government International Bond
3.500% due 07/31/2035 þ		$20	7
6.000% due 07/31/2030 þ		1,670	782

Egypt Government International Bond
7.600% due 03/01/2029		200	153
7.625% due 05/29/2032		200	140
7.903% due 02/21/2048		300	182
8.750% due 09/30/2051		400	254

Finance Department Government of Sharjah
4.000% due 07/28/2050		200	134

Guatemala Government International Bond
6.600% due 06/13/2036		200	206

Jordan Government International Bond
7.375% due 10/10/2047		200	178

North Macedonia Government International Bond
6.960% due 03/13/2027	EUR	100	116

Pakistan Government International Bond
8.875% due 04/08/2051		$500	304

Panama Government International Bond
3.870% due 07/23/2060		400	241

Paraguay Government International Bond
5.850% due 08/21/2033		200	204

Republic of Angola Via Avenir Issuer Ireland DAC
6.927% due 02/19/2027		700	653

Republic of Cameroon International Bond
5.950% due 07/07/2032	EUR	200	164

Romania Government International Bond
2.000% due 04/14/2033		600	497

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2023	27

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.375% due 09/18/2033	EUR	200	$234

Saudi Government International Bond
4.500% due 10/26/2046		$200	178

Senegal Government International Bond
6.750% due 03/13/2048		200	158

Serbia Government International Bond
2.050% due 09/23/2036	EUR	200	154
6.500% due 09/26/2033		$200	206

Tunisian Republic International Bond
5.750% due 01/30/2025		700	576

Ukraine Government International Bond
7.253% due 03/15/2035		1,800	427
7.750% due 08/01/2041		1,100	495

Uzbekneftegaz JSC
4.750% due 11/16/2028		300	251

Total Sovereign Issues (Cost $9,034)			9,209

SHORT-TERM INSTRUMENTS 3.1%

CERTIFICATES OF DEPOSIT 1.4%

Banco Bilbao Vizcaya Argentaria Colombia SA
13.229% due 05/10/2026	COP	24,000	7
13.365% due 05/04/2026		35,000	9

Banco Davivienda SA
12.950% due 03/08/2026		193,508	52
13.183% due 06/06/2026		191,000	52
13.455% due 06/07/2025		128,000	34
13.455% due 06/13/2025		170,000	45

Bancolombia SA
5.917% due 01/27/2024		2,000	1
10.388% due 04/20/2026		258,800	67
13.320% due 06/08/2025		58,000	15
13.456% due 06/14/2025		220,000	58
13.637% due 12/14/2024		152,000	40

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
16.137% due 09/01/2024	62,000	17

		397

U.S. TREASURY BILLS 1.7%
5.400% due 02/08/2024 - 02/22/2024 (c)(d)(j)	$488	$485

Total Short-Term Instruments (Cost $858)		882

Total Investments in Securities (Cost $32,996)		32,305

	SHARES
INVESTMENTS IN AFFILIATES 1.8%

SHORT-TERM INSTRUMENTS 1.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.8%

PIMCO Short-Term Floating NAV Portfolio III	51,620	502

Total Short-Term Instruments (Cost $502)		502

Total Investments in Affiliates (Cost $502)		502

Total Investments 116.6% (Cost $33,498)		$32,807

Financial Derivative Instruments (h)(i) (1.4)% (Cost or Premiums, net $(190))		(392)

Other Assets and Liabilities, net (15.2)%		(4,287)

Net Assets Applicable to Common Shareholders 100.0%		$28,128

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

28	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2023

(a)	When-issued security.

(b)	Security is not accruing income as of the date of this report.

(c)	Coupon represents a weighted average yield to maturity.

(d)	Zero coupon security.

(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
SCX	4.100%	09/15/2023	TBD	(2)	EUR	(398)	$(445)
SOG	5.480	08/18/2023	TBD	(2)	$	(1,541)	(1,573)
	5.620	12/22/2023	TBD	(2)		(808)	(808)

Total Reverse Repurchase Agreements							$(2,826)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(3)
UBS	5.480%	10/12/2023	01/12/2024	$(564)	$(571)

Total Sale-Buyback Transactions					$(571)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
SCX	$0	$(445)	$0	$(445)	$450	$5
SOG	0	(2,381)	0	(2,381)	2,608	227

Master Securities Forward Transaction Agreement
UBS	0	0	(571)	(571)	629	58

Total Borrowings and Other Financing Transactions	$0	$(2,826)	$(571)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2023	29

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(2,381)	$(2,381)
Sovereign Issues	0	0	0	(445)	(445)

Total	$0	$0	$0	$(2,826)	$(2,826)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(571)	0	0	(571)

Total	$0	$(571)	$0	$0	$(571)

Total Borrowings	$0	$(571)	$0	$(2,826)	$(3,397)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(3,397)

(g)	Securities with an aggregate market value of $3,687 have been pledged as collateral under the terms of the above master agreements as of December 31, 2023.

(1)

The average amount of borrowings outstanding during the period ended December 31, 2023 was $(2,888) at a weighted average interest rate of 5.326%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)	Payable for sale-buyback transactions includes $(1) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note March Futures	03/2024	1	$113	$4	$0	$0
U.S. Treasury Ultra Long-Term Bond March Futures	03/2024	13	1,737	159	0	(7)

Total Futures Contracts				$163	$0	$(7)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Newell Brands, Inc.	1.000%	Quarterly	06/20/2028	3.418%	$100	$(14)	$5	$(9)	$0	$0

30	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2023

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay(5)	1-Day USD-SOFR Compounded-OIS	3.750%	Annual	06/20/2039	$270	$10	$0	$10	$0	$0

Total Swap Agreements						$(4)	$5	$1	$0	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$(7)	$0	$(7)

Cash of $230 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(i) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2024		COP	1,539,032	$		383	$0	$(14)
	01/2024	$		402		COP	1,539,032	0	(6)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2023	31

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	02/2024	$		1		CNY	6	$0	$0
	03/2024		CNH	834	$		115	0	(3)
	03/2024		COP	1,539,032			397	5	0
	03/2024		DOP	344			6	0	0
CBK	01/2024		MXN	6,945			394	0	(13)
	02/2024	$		93		BRL	476	5	0
	03/2024			12		ILS	43	0	0
GLM	01/2024		DOP	6,547	$		114	2	0
	01/2024	$		195		MXN	3,423	6	0
	02/2024		DOP	1,837	$		32	1	0
	02/2024	$		29		BRL	149	1	0
	03/2024		CNH	258	$		36	0	(1)
	03/2024		DOP	12,008			210	4	0
JPM	01/2024		PLN	17			4	0	0
	03/2024		AED	2,679			730	0	0
	03/2024		CNH	398			55	0	(1)
MBC	01/2024		EUR	1,587			1,745	0	(8)
MYI	02/2024	$		2		CNY	11	0	0
	03/2024		CNH	566	$		78	0	(1)
RBC	04/2024	$		0		MXN	5	0	0
SCX	01/2024		EUR	150	$		164	0	(1)
	03/2024		CNH	555			77	0	(2)
TOR	03/2024			269			37	0	(1)
UAG	01/2024		EUR	272			298	0	(2)
	01/2024		GBP	167			211	0	(1)

Total Forward Foreign Currency Contracts								$24	$(54)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	Egypt Government International Bond	1.000%	Quarterly	12/20/2024	8.459%	$300	$(23)	$3	$0	$(20)
GST	South Africa Government International Bond	1.000	Quarterly	12/20/2028	2.039	350	(21)	5	0	(16)
JPM	Banco do Brasil SA	1.000	Quarterly	12/20/2024	1.080	100	(2)	2	0	0
	State Oil Company of Azerb	5.000	Quarterly	06/20/2026	2.315	200	2	11	13	0
MYC	Turkey Government International Bond	1.000	Quarterly	12/20/2028	2.796	1,500	(148)	33	0	(115)

							$(192)	$54	$13	$(151)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(5)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
MYC	Receive	Sunac Real Estate Group Co., Ltd. «	0	0.000%	Maturity	01/30/2033	CNY	4,000	$6	$(223)	$0	$(217)

Total Swap Agreements									$(186)	$(169)	$13	$(368)

32	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2023

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$5	$0	$0	$5	$(23)	$0	$(20)	$(43)	$(38)	$0	$(38)
CBK	5	0	0	5	(13)	0	0	(13)	(8)	0	(8)
GLM	14	0	0	14	(1)	0	0	(1)	13	0	13
GST	0	0	0	0	0	0	(16)	(16)	(16)	0	(16)
JPM	0	0	13	13	(1)	0	0	(1)	12	0	12
MBC	0	0	0	0	(8)	0	0	(8)	(8)	0	(8)
MYC	0	0	0	0	0	0	(332)	(332)	(332)	177	(155)
MYI	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
SCX	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
TOR	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
UAG	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)

Total Over the Counter	$24	$0	$13	$37	$(54)	$0	$(368)	$(422)

(j)

Securities with an aggregate market value of $177 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2023.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2023	33

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$24	$0	$24
Swap Agreements	0	13	0	0	0	13

	$0	$13	$0	$24	$0	$37

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$7	$7

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$54	$0	$54
Swap Agreements	0	151	217	0	0	368

	$0	$151	$217	$54	$0	$422

	$0	$151	$217	$54	$7	$429

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(4)	$(4)
Swap Agreements	0	1	0	0	(1)	0

	$0	$1	$0	$0	$(5)	$(4)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$80	$0	$80
Swap Agreements	0	8	0	0	0	8

	$0	$8	$0	$80	$0	$88

	$0	$9	$0	$80	$(5)	$84

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$163	$163
Swap Agreements	0	5	0	0	0	5

	$0	$5	$0	$0	$163	$168

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(126)	$0	$(126)
Swap Agreements	0	43	(39)	0	0	4

	$0	$43	$(39)	$(126)	$0	$(122)

	$0	$48	$(39)	$(126)	$163	$46

34	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$363	$2,690	$3,053
Corporate Bonds & Notes
Banking & Finance	0	4,055	462	4,517
Industrials	0	8,296	0	8,296
Utilities	0	5,265	0	5,265
U.S. Treasury Obligations	0	766	0	766
Non-Agency Mortgage-Backed Securities	0	317	0	317
Sovereign Issues	0	9,209	0	9,209
Short-Term Instruments
Certificates of Deposit	0	397	0	397
U.S. Treasury Bills	0	485	0	485

	$0	$29,153	$3,152	$32,305

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$502	$0	$0	$502

Total Investments	$502	$29,153	$3,152	$32,807

Financial Derivative Instruments - Assets
Over the counter	$0	$37	$0	$37

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(7)	0	(7)
Over the counter	0	(205)	(217)	(422)

	$0	$(212)	$(217)	$(429)

Total Financial Derivative Instruments	$0	$(175)	$(217)	$(392)

Totals	$502	$28,978	$2,935	$32,415

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2023:

Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2023(2)
Investments in Securities, at Value
Loan Participations and Assignments	$1,234	$1,621	$(181)	$1	$3	$12	$0	$0	$2,690	$12
Corporate Bonds & Notes
Banking & Finance	0	485	(30)	5	5	(3)	0	0	462	(3)
Short-Term Instruments
Certificates of Deposit	95	0	(31)	1	1	6	0	(72)	0	0

	$1,329	$2,106	$(242)	$7	$9	$15	$0	$(72)	$3,152	$9

Financial Derivative Instruments - Liabilities
Over the counter	$(178)	$0	$0	$0	$0	$(39)	$0	$0	$(217)	$(39)

Totals	$1,151	$2,106	$(242)	$7	$9	$(24)	$0	$(72)	$2,935	$(30)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2023	35

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)

(Unaudited)

December 31, 2023

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2023	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$359	Discounted Cash Flow	Discount Rate	0.036	—
	988	Proxy Pricing	Base Price	98.000-99.269	98.638
	595	Recent Transaction	Purchase Price	99.300	—
	748	Third Party Vendor	Broker Quote	101.750	—
Corporate Bonds & Notes
Banking & Finance	462	Proxy Pricing	Base Price	82.750	—

Financial Derivative Instruments - Liabilities
Over the counter	(217)	Indicative Market Quotation	Broker Quote	(38.555)	—

Total	$2,935

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

36	PIMCO INTERVAL FUNDS	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund

(Unaudited)

December 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 148.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 34.2%

522 Fifth Avenue Trust
10.976% due 08/27/2025 «		$455	$451

Amsurg
10.110% due 11/03/2026 «		6,123	6,123
13.258% due 09/15/2028 «		61,532	61,532

Applegreen Ireland
7.425% (EUR003M + 3.500%) due 06/29/2026 «~	EUR	17,008	18,373
8.686% (SONIA03M + 3.500%) due 06/29/2026 «~	GBP	4,744	5,919

CIRCOR International, Inc.
0.500% due 06/20/2029 «µ		$734	733
11.368% due 06/20/2030 «		6,366	6,357

Comexposium
4.969% (EUR012M + 4.000%) due 03/28/2026 ~	EUR	50,190	48,038

Coreweave
TBD% - 14.148% due 06/30/2028 «µ		$14,500	14,580

Diamond Sports Group LLC
TBD% - 15.420% due 05/25/2026		73,751	55,866

Envalior Finance GmbH
9.448% (EUR003M + 5.500%) due 03/29/2030 ~	EUR	2,500	2,535
10.883% due 03/29/2030		$16,079	14,839

Espai Barca Fondo De Titulizacion
6.500% - 11.500% due 05/31/2028 «	EUR	14,948	17,203

Exgen Texas Power LLC
12.272% due 10/08/2026 «		$25,504	25,631

Forest Park Corp.
5.780% due 12/11/2024 «		174	173

Gateway Casinos & Entertainment Ltd.
13.548% due 10/15/2027		13,644	13,655
13.588% (CDOR03M + 8.000%) due 10/18/2027 ~	CAD	11,661	8,807

Gibson Brands, Inc.
10.664% due 08/11/2028		$3,459	3,102

GIP Blue Holding LP
9.970% due 09/29/2028		2	2

iHeartCommunications, Inc.
8.720% due 05/01/2026		5,040	4,347

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Incora
TBD% - 13.988% due 03/01/2024 «		$27,600	$29,284

Ivanti Software, Inc.
9.907% due 12/01/2027		13,908	13,240

Kiwi VFS Sub SARL
10.325% (EUR003M + 6.400%) due 05/16/2029 «~	EUR	8,200	9,233
12.086% (SONIA03M + 6.900%) due 05/16/2029 «~	GBP	6,551	8,517

Lealand Finance Co. BV
8.470% due 06/28/2024		$171	119

Lealand Finance Co. BV (6.431% Cash and 3.000% PIK)
9.431% due 06/30/2025 (d)		2,477	1,036

LifeMiles Ltd.
10.900% due 08/30/2026		1,335	1,319

Lifepoint Health, Inc.
11.168% due 11/16/2028		27,310	27,279

Market Bidco Ltd.
8.752% (EUR003M + 4.750%) due 11/04/2027 ~	EUR	34,357	36,121

Mediaproduccion SL
11.425% (EUR003M + 7.500%) due 07/26/2027 «~		18,909	20,875

Merrill Lynch Mortgage Investors Trust
8.000% due 01/01/2025 «		$3,642	3,516

Montgomery Plaza Apartments
5.900% due 11/11/2024 «		189	188

NAC Aviation 29 DAC
7.501% due 06/30/2026		33,204	31,101

Obol France 3 SAS
8.864% (EUR006M + 4.750%) due 12/31/2025 ~	EUR	9,065	9,303

Oi SA
TBD% - 14.000% due 09/07/2024 µ		$26,287	26,287
7.362% (LIBOR03M + 1.750%) due 02/26/2035 ~		38,027	1,902

Poseidon Bidco SASU
9.175% (EUR003M + 5.250%) due 09/30/2028 ~	EUR	4,100	4,532

Project Anfora Senior
6.738% (EUR003M + 2.750%) due 06/30/2024 «~(k)		32,963	35,200

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2023	37

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Project Quasar Pledgco SLU
7.083% (EUR001M + 3.250%) due 03/15/2026 «~	EUR	12,152	$12,999

Promotora de Informaciones SA
8.942% (EUR003M + 5.000%) due 06/30/2026 «~		8,200	9,039
9.192% (EUR003M + 5.220%) due 12/31/2026 ~		75,509	79,503

Promotora de Informaciones SA (6.942% Cash and 5.000% PIK)
11.942% (EUR003M + 5.305%) due 06/30/2027 ~(d)		6,371	6,494

PUG LLC
7.343% (EUR001M + 3.500%) due 02/12/2027 ~		5,000	5,349
9.720% due 02/12/2027		$4,937	4,912

Quantum Bidco Ltd.
10.965% (SONIA03M + 5.500%) due 01/31/2028 «~	GBP	7,000	8,387

Rising Tide Holdings, Inc.
14.356% due 06/01/2026 «		$158	152

Softbank Vision Fund
5.000% due 12/21/2025 «		26,105	24,932

Steenbok Lux Finco 1 SARL
10.000% (EUR006M + 10.000%) due 06/30/2026 ~	EUR	254	285

Steenbok Lux Finco 2 SARL
10.000% (EUR006M + 10.000%) due 06/30/2026 ~		170	190
10.000% due 06/30/2026		142,111	55,586

Sunseeker
TBD% - 5.550% due 10/31/2028 «		$31,800	30,438

Syniverse Holdings, Inc.
12.348% due 05/13/2027		60,993	53,941

Team Health Holdings, Inc.
10.633% due 03/02/2027		2,832	2,170

Telemar Norte Leste SA
1.750% (LIBOR06M + 1.750%) due 02/26/2035 ~		52,667	2,633
1.750% due 02/26/2035		59,803	2,990

U.S. Renal Care, Inc.
10.470% due 06/20/2028		73,455	56,010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Walgreens
5.890% due 03/01/2025 «		$533	$528
6.000% due 03/06/2030 «		560	552

Westmoreland Mining Holdings LLC
8.000% due 03/15/2029		3,501	2,591

Windstream Services LLC
9.448% due 02/23/2027		29,490	29,195
11.706% due 09/21/2027		6,882	6,529

Total Loan Participations and Assignments (Cost $1,060,264)			962,723

CORPORATE BONDS & NOTES 24.2%

BANKING & FINANCE 8.4%

Adler Financing SARL (12.500% PIK)
12.500% due 06/30/2025 (d)(l)	EUR	20,024	23,338

ADLER Real Estate AG
3.000% due 04/27/2026 (l)		9,400	7,910

Agps Bondco PLC
4.625% due 01/14/2026 (l)		15,900	6,209
5.000% due 04/27/2027 (l)		7,800	2,902
5.000% due 01/14/2029 (l)		700	255
5.500% due 11/13/2026 (l)		2,400	933
6.000% due 08/05/2025 (l)		10,100	4,120

Armor Holdco, Inc.
8.500% due 11/15/2029 (l)		$4,400	3,996

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026 (l)	EUR	7,041	7,393
7.708% due 01/18/2028 •(l)		21,218	23,484
8.000% due 01/22/2030 •(l)		6,887	7,669
8.500% due 09/10/2030 •(l)		1,500	1,669
10.500% due 07/23/2029 (l)		22,387	27,203

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	1,300	341

Claveau Re Ltd.
22.582% (T-BILL 3MO + 17.250%) due 07/08/2028 ~		$2,824	2,259

Corestate Capital Holding SA (8.000% Cash or 9.000% PIK)
8.000% due 12/31/2026 ^(d)(e)	EUR	1,167	675

Corestate Capital Holding SA (10.000% Cash or 11.000% PIK)
10.000% due 12/31/2026 «(d)		300	331

38	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Corsair International Ltd.
8.802% due 01/28/2027 •	EUR	2,300	$2,539
9.152% due 01/28/2029 •		1,300	1,435

Country Garden Holdings Co. Ltd.
3.875% due 10/22/2030 ^(e)		$300	24
6.150% due 09/17/2025 ^(e)(l)		1,000	84
Credit Suisse AG AT1 Claim		200	24

East Lane Re Ltd.
14.582% due 03/31/2026		500	502

Fairfax India Holdings Corp.
5.000% due 02/26/2028 (l)		12,400	11,222

Farringdon Mortgages
7.965% due 07/15/2047	GBP	5,675	1,480

FloodSmart Re Ltd.
18.912% (T-BILL 3MO + 13.000%) due 03/01/2024 ~(l)		$2,246	2,248
22.662% (T-BILL 3MO + 16.750%) due 03/01/2024 ~		643	604

Hestia Re Ltd.
14.702% (T-BILL 1MO + 9.500%) due 04/22/2025 ~		3,520	3,323

Long Walk Reinsurance Ltd.
9.750% due 01/30/2031		3,500	3,501

Navient Corp.
5.625% due 01/25/2025		139	131

Sanders Re Ltd.
17.092% (T-BILL 3MO + 11.750%) due 04/09/2029 ~		6,399	5,040

Seazen Group Ltd.
4.450% due 07/13/2025		200	59

Sunac China Holdings Ltd. (5.000% Cash or 6.000% PIK)
5.000% due 09/30/2026 (d)		11	1

Sunac China Holdings Ltd. (5.250% Cash or 6.250% PIK)
5.250% due 09/30/2027 (d)		11	1

Sunac China Holdings Ltd. (5.500% Cash or 6.500% PIK)
5.500% due 09/30/2027 (d)		22	2

Sunac China Holdings Ltd. (5.750% Cash or 6.750% PIK)
5.750% due 09/30/2028 (d)		33	1

Sunac China Holdings Ltd. (6.000% Cash or 7.000% PIK)
6.000% due 09/30/2029 (d)		33	2

Sunac China Holdings Ltd. (6.250% Cash or 7.250% PIK)
6.250% due 09/30/2030 (d)		15	1

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Toll Road Investors Partnership LP
0.000% due 02/15/2043 (h)(l)		$96,629	$26,260

Uniti Group LP
6.000% due 01/15/2030 (l)		31,176	21,820
10.500% due 02/15/2028 (l)		10,215	10,365

Ursa Re Ltd.
14.582% due 12/07/2026		4,200	4,180

Veraison Re Ltd.
17.332% (T-BILL 1MO + 12.000%) due 03/10/2031 ~		3,100	3,268

Voyager Aviation Holdings LLC
8.500% due 05/09/2026 ^«(e)		22,311	12,132

Yosemite Re Ltd.
15.310% (T-BILL 3MO + 9.750%) due 06/06/2025 ~		3,730	3,843

			234,779

INDUSTRIALS 14.7%

Altice Financing SA
5.750% due 08/15/2029 (l)		2,426	2,156

Altice France Holding SA
10.500% due 05/15/2027 (l)		23,800	15,438

Carvana Co. (12.000% PIK)
12.000% due 12/01/2028 (d)(l)		600	486

Carvana Co. (13.000% PIK)
13.000% due 06/01/2030 (d)(l)		31,185	24,901

Carvana Co. (14.000% PIK)
14.000% due 06/01/2031 (d)(l)		24,445	19,754

CGG SA
7.750% due 04/01/2027 (l)	EUR	4,900	5,006
8.750% due 04/01/2027 (l)		$22,793	20,784

DISH DBS Corp.
5.250% due 12/01/2026 (l)		18,948	16,269
5.750% due 12/01/2028 (l)		17,398	13,909

DISH Network Corp.
11.750% due 11/15/2027 (l)		3,800	3,970

Exela Intermediate LLC (11.500% PIK)
11.500% due 04/15/2026 (d)		8	2

Greene King Finance PLC
0.000% (SONIO/N + 2.199%) due 03/15/2036 ~	GBP	200	201

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2023	39

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 (l)		$49,498	$47,276

LifePoint Health, Inc.
11.000% due 10/15/2030 (l)		3,870	4,081

Market Bidco Finco PLC
4.750% due 11/04/2027	EUR	3,700	3,673

National Collegiate Student Loan Trust
5.593% due 06/01/2045		$50	41

Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029 (l)		10,419	7,882

NPC Ukrenergo
6.875% due 11/09/2028		1,800	488

Petroleos de Venezuela SA
5.375% due 04/12/2037		440	49
6.000% due 05/16/2034		650	75
6.000% due 11/15/2036		430	50

Petroleos Mexicanos
6.700% due 02/16/2032 (l)		8,424	7,000
6.840% due 01/23/2030 (l)		3,900	3,386
8.750% due 06/02/2029 (l)		6,612	6,433

ProFrac Holdings LLC
12.581% due 01/23/2029 «		14,199	14,057

Prosus NV
2.031% due 08/03/2032	EUR	500	423

Topaz Solar Farms LLC
4.875% due 09/30/2039 (l)		$2,136	1,973

U.S. Renal Care, Inc.
10.625% due 06/28/2028 (l)		21,341	16,379

Vale SA
0.000% due 12/29/2049 ~(j)	BRL	313,730	22,833

Venture Global LNG, Inc.
9.500% due 02/01/2029		$3,700	3,918

Veritas U.S., Inc.
7.500% due 09/01/2025 (l)		17,700	14,626

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 ^(d)(e)		112,600	102,466

Windstream Escrow LLC
7.750% due 08/15/2028 (l)		37,049	32,489

			412,474

UTILITIES 1.1%

NGD Holdings BV
6.750% due 12/31/2026 (l)		1,378	980

Oi SA
10.000% due 07/27/2025 ^(e)		55,638	2,782

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Peru LNG SRL
5.375% due 03/22/2030 (l)		$34,272	$28,391

			32,153

Total Corporate Bonds & Notes (Cost $794,781)			679,406

CONVERTIBLE BONDS & NOTES 0.9%

BANKING & FINANCE 0.6%

Corestate Capital Holding SA (8.000% Cash or 9.000% PIK)
8.000% due 12/31/2026 ^(d)(e)	EUR	691	400

PennyMac Corp.
5.500% due 03/15/2026 (l)		$18,075	16,743

Sunac China Holdings Ltd. (1.000% PIK)
1.000% due 09/30/2032 (d)		33	2

			17,145

INDUSTRIALS 0.3%

DISH Network Corp.
3.375% due 08/15/2026 (l)		3,300	1,766

Multiplan Corp. (6.000% Cash or 7.000% PIK)
6.000% due 10/15/2027 (d)(l)		10,600	7,038

			8,804

Total Convertible Bonds & Notes (Cost $32,764)			25,949

MUNICIPAL BONDS & NOTES 2.0%

MICHIGAN 0.4%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044		7,200	5,351

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2008
0.000% due 06/01/2046 (h)		43,500	5,577

			10,928

PUERTO RICO 1.6%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (l)		27,782	15,176
0.000% due 11/01/2051 (l)		65,371	30,666

			45,842

40	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)		$1,200	$106

Total Municipal Bonds & Notes (Cost $58,306)			56,876

U.S. GOVERNMENT AGENCIES 0.6%

Fannie Mae
0.000% due 02/25/2052 •(a)(l)		205,221	2,107
1.500% due 02/25/2036 (a)(l)		10,510	503
4.000% due 09/25/2051 (a)(l)		24,426	5,314

Freddie Mac
0.700% due 11/25/2055 ~(a)(l)		62,396	3,730
1.197% due 08/15/2026 •(a)(l)		643	17
2.010% due 11/25/2045 ~(a)		24,637	1,707
3.000% due 02/25/2051 (a)(l)		7,711	1,230
4.500% due 12/25/2050 (a)(l)		3,742	828

Total U.S. Government Agencies (Cost $23,835)			15,436

NON-AGENCY MORTGAGE-BACKED SECURITIES 48.4%

1211 Avenue of the Americas Trust
4.142% due 08/10/2035 ~(l)		3,000	2,764

225 Liberty Street Trust
3.597% due 02/10/2036 (l)		3,500	3,207
4.649% due 02/10/2036 ~(l)		7,616	5,443

280 Park Avenue Mortgage Trust
7.777% due 09/15/2034 •(l)		9,645	8,715
8.485% due 09/15/2034 •(l)		7,233	6,464

Adjustable Rate Mortgage Trust
6.010% due 02/25/2036 «•		33	19
6.470% due 10/25/2035 ~(l)		1,856	1,772
6.490% due 11/25/2035 •(l)		1,540	1,581
6.620% due 01/25/2035 •(l)		2,251	2,034
7.270% due 02/25/2035 •		1,503	1,411

Alba PLC
0.000% due 12/15/2038 (h)	GBP	0	962
10.339% due 12/15/2038 •(l)		3,491	3,026

Anthracite Ltd.
5.678% due 06/20/2041		$6,135	0

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Arima Mortgages PLC
0.000% due 07/28/2053 (b)(h)(l)	GBP	23,152	$27,269
0.000% due 07/28/2053 (a)		9,500	169
0.000% due 07/28/2053 (b)(h)		1,900	1,055

Ashford Hospitality Trust
8.284% due 06/15/2035 •(l)		$7,750	7,488
8.634% due 04/15/2035 •(l)		15,356	14,725

Atrium Hotel Portfolio Trust
8.709% due 12/15/2036 •(l)		44,936	38,113
9.059% due 06/15/2035 •(l)		16,369	15,299

Austin Fairmont Hotel Trust
7.659% due 09/15/2032 •(l)		2,800	2,745

BAMLL Commercial Mortgage Securities Trust
2.627% due 01/15/2032 (l)		11,620	9,054
3.606% due 08/14/2034 ~(l)		6,216	1,978
7.376% due 03/15/2037 •(l)		1,000	996
7.871% due 03/15/2037 •(l)		4,600	4,433
9.226% due 09/15/2038 ~(l)		24,605	19,728

BAMLL Re-REMIC Trust
5.883% due 06/17/2050 ~(l)		3,000	725

Banc of America Funding Trust
0.945% due 10/25/2036 •(l)		17,783	6,288
3.591% due 08/25/2047 ~(l)		1,379	1,133
4.185% due 02/27/2037 ~(l)		2,820	2,612
6.000% due 07/25/2036 (l)		534	371

Banc of America Mortgage Trust
5.177% due 06/25/2034 ~		138	114
5.750% due 07/20/2032 «~		19	17

Bancorp Commercial Mortgage Trust
9.193% due 08/15/2032 ~		338	335

Barclays Commercial Mortgage Securities Trust
3.688% due 02/15/2053 ~(l)		6,000	3,718
9.209% due 07/15/2037 ~(l)		16,000	14,660

Barclays Commercial Real Estate Trust
4.563% due 08/10/2033 ~(l)		15,960	10,329

BCAP LLC Trust
3.615% due 08/28/2037 ~(l)		11,006	7,462
3.667% due 05/26/2037 ~		2,264	1,938
6.000% due 05/26/2037 ~(l)		6,820	5,242
61.431% due 06/26/2037 ~		1,986	540

Bear Stearns Commercial Mortgage Securities Trust
5.657% due 10/12/2041 ~		32	30

Beast Mortgage Trust
6.526% due 03/15/2036 •(l)		6,700	5,852
9.926% due 03/15/2036 •(l)		3,125	1,783

Benchmark Mortgage Trust
3.294% due 12/15/2062		1,300	150

Beneria Cowen & Pritzer Collateral Funding Corp.
6.275% due 06/15/2038 ~(l)		800	720
9.114% due 06/15/2038 •(l)		4,900	3,293

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2023	41

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
10.110% due 06/15/2038 •(l)		$5,500	$3,346

BFLD Trust
8.426% due 10/15/2035		950	241
9.176% due 10/15/2035 •(l)		7,000	745
9.676% due 10/15/2035		3,491	115

BMO Mortgage Trust
3.269% due 02/17/2055 ~(l)		12,569	9,577

Bridgegate Funding PLC
0.000% due 10/16/2062 ~(l)	GBP	25,556	23,525
0.000% due 10/16/2062 ~		13,289	8,002
0.000% due 10/16/2062 (h)		3,705	2
11.220% due 10/16/2062 •(l)		15,333	18,638
14.220% due 10/16/2062 ~(l)		7,667	9,425

BWAY Mortgage Trust
2.917% due 01/10/2035		$2,000	1,281
9.326% due 09/15/2036 •(l)		7,654	4,025
10.326% due 09/15/2036 •(l)		6,611	2,812
11.326% due 09/15/2036 •(l)		3,000	973

BX Commercial Mortgage Trust
7.429% due 05/15/2038 •(l)		3,704	3,535
8.402% due 01/17/2039 •(l)		10,250	9,741

BX Trust
8.079% due 05/15/2035 •(l)		1,400	1,351
8.213% due 10/15/2036 •(l)		3,739	3,491
8.579% due 05/15/2035 •(l)		5,345	5,141
8.963% due 10/15/2036 •(l)		2,436	2,299
9.944% due 07/15/2034 •(l)		23,137	22,878

BXP Trust
2.775% due 01/15/2044 ~(l)		7,000	4,353

CALI Mortgage Trust
3.957% due 03/10/2039 (l)		5,235	4,403

CD Mortgage Trust
5.688% due 10/15/2048		244	219

Century Plaza Towers
2.865% due 11/13/2039 (l)		11,305	9,550

Chase Mortgage Finance Trust
4.114% due 03/25/2037 ~		41	38

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.840% due 01/25/2036 •(l)		3,822	2,760

Citigroup Commercial Mortgage Trust
3.518% due 05/10/2035 ~(l)		8,200	7,083
5.442% due 12/10/2049 ~		498	321
8.526% due 12/15/2036 •(l)		4,000	3,879
9.176% due 10/15/2036 •(l)		13,140	12,575

Citigroup Mortgage Loan Trust
4.250% due 02/25/2054 (l)		13,555	12,294
5.820% due 11/25/2036 •(l)		4,105	3,136
5.891% due 08/25/2035 ~(l)		2,843	2,616
5.956% due 11/25/2036 ~		518	367
6.000% due 08/25/2035 (l)		3,107	2,372

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Colony Mortgage Capital Ltd.
8.196% due 11/15/2038 ~(l)	$8,250	$7,419
8.892% due 11/15/2038 •(l)	12,700	11,197

COLT Mortgage Pass-Through Certificates
2.695% due 05/25/2065 ~(l)	1,156	874
3.550% due 05/25/2065 ~(l)	2,458	2,032
4.553% due 05/25/2065 ~	1,998	1,697

Commercial Mortgage Loan Trust
6.589% due 12/10/2049 ~	1,799	199

Commercial Mortgage Trust
1.215% due 10/10/2048 ~(a)(l)	28,636	521
2.819% due 01/10/2039 (l)	1,500	1,318
5.490% due 06/10/2044 ~(l)	1,685	1,531
6.809% due 06/15/2034 •(l)	1,000	745
7.509% due 06/15/2034 •(l)	2,929	1,583
11.476% due 12/15/2038 ~(l)	5,260	3,679

Connecticut Avenue Securities Trust
11.337% due 10/25/2041 •(l)	18,950	19,452

Countrywide Alternative Loan Trust
5.850% due 07/25/2046 •(l)	1,216	1,199
5.890% due 05/25/2047 •(l)	2,862	1,768
5.950% due 12/25/2046 ~	258	171
6.252% due 12/20/2035 •	360	105
7.115% due 02/25/2035 ~	202	116

Countrywide Home Loan Mortgage Pass-Through Trust
4.970% due 09/20/2036 ~	98	85
6.170% due 05/25/2035 ~(l)	2,914	1,641
6.170% due 05/25/2035 •(l)	2,531	1,464

Credit Suisse Commercial Mortgage Trust
5.613% due 01/15/2049 ~(l)	11,070	8,807
6.443% due 06/15/2034 •(l)	4,573	4,233

Credit Suisse First Boston Mortgage Securities Corp.
4.889% due 12/25/2033 ~	530	482
4.981% due 07/15/2037 ~	30	26

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
7.500% due 10/25/2032	602	394

Credit Suisse Mortgage Capital Certificates
4.183% due 10/27/2036 ~(l)	13,639	10,387
4.294% due 11/27/2037 ~(l)	3,861	3,582
9.149% due 06/27/2037 ~	1,026	778

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.500% due 07/25/2036	489	126

Credit Suisse Mortgage Capital Trust
3.704% due 08/15/2037 ~(l)	3,580	3,120
6.876% due 07/15/2038 •(l)	6,010	5,319
8.744% due 07/15/2032 •(l)	10,000	9,062
9.794% due 07/15/2032 ~(l)	22,329	19,757

CTDL Trust
4.750% due 05/25/2055 ~(l)	894	777

42	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DBGS Mortgage Trust
4.195% due 04/10/2037 ~(l)		$21,777	$13,665
7.509% due 06/15/2033 •(l)		9,300	6,016
8.059% due 06/15/2033 •(l)		5,701	3,217
9.626% due 10/15/2036 •(l)		6,000	3,476

Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
4.127% due 09/28/2036 ~(l)		3,540	2,662

DOLP Trust
3.704% due 05/10/2041 ~(l)		15,450	7,234

DROP Mortgage Trust
8.226% due 10/15/2043 •(l)		5,806	4,191

Eleven Madison Trust Mortgage Trust
3.555% due 09/10/2035 (l)		2,575	2,319

Eurosail PLC
4.798% due 03/13/2045 •	EUR	250	236
5.639% due 06/13/2045 •(l)	GBP	1,792	2,184
6.689% due 06/13/2045 •(l)		5,421	5,381
8.839% (SONIO/N + 3.619%) due 06/13/2045 ~(l)		1,525	1,484
9.339% due 06/13/2045 •		1,781	1,821

Extended Stay America Trust
9.176% due 07/15/2038 ~(l)		$20,559	20,169

FIAC
0.000% due 06/25/2039 «	GBP	1,000	0

Fontainebleau Miami Beach Trust
3.963% due 12/10/2036 ~(l)		$9,700	9,295

Freddie Mac
10.087% due 02/25/2042 •(l)		3,700	3,837
10.837% due 01/25/2034 •(l)		14,300	15,232
11.587% due 09/25/2041 •(l)		3,700	3,744
12.837% due 10/25/2041 •(l)		12,000	12,641
13.837% due 02/25/2042 •(l)		1,600	1,723

Fremont Home Loan Trust
7.570% due 01/25/2034 •(l)		1,883	1,568

GC Pastor Hipotecario FTA
4.093% due 06/21/2046 ~(l)	EUR	3,500	3,382

GCT Commercial Mortgage Trust
6.276% due 02/15/2038 •(l)		$14,530	10,928
8.826% due 02/15/2038 •		12,000	679

GMAC Commercial Mortgage Asset Corp.
5.550% due 08/10/2038		1,259	1,215

Great Hall Mortgages PLC
0.000% due 06/25/2039 «	GBP	1,000	11,530

GS Mortgage Securities Corp. Trust
4.591% due 10/10/2032 ~(l)		$5,820	5,195
8.884% due 12/15/2036 •(l)		6,440	6,142

GS Mortgage Securities Trust
3.805% due 10/10/2035 ~(l)		3,000	2,371

GS Mortgage-Backed Securities Corp. Trust
0.000% due 12/25/2060 ~		94	89

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 12/25/2060 ~(a)		$102,593	$2,444
0.165% due 12/25/2060 ~(a)		89,339	607
3.921% due 12/25/2060 ~(l)		20,531	12,246

GS Mortgage-Backed Securities Trust
0.000% due 07/25/2059		9	9
0.000% due 07/25/2059 ~(a)		84,593	647
3.558% due 07/25/2059 ~(l)		6,871	4,395

GSMSC Resecuritization Trust
3.031% due 09/26/2037 ~(l)		39,703	16,477

HarborView Mortgage Loan Trust
5.950% due 12/19/2036 •(l)		2,496	2,343
6.130% due 03/19/2035 •(l)		1,507	1,259

Harbour PLC
7.220% due 01/28/2054 ~(l)	GBP	4,300	5,333

Hilton Orlando Trust
8.309% due 12/15/2034 •(l)		$14,119	13,870
9.309% due 12/15/2034 •(l)		2,207	2,142

Hilton USA Trust
5.519% due 11/05/2035		3,000	348
6.155% due 11/05/2035		500	16

HPLY Trust
8.625% due 11/15/2036 •(l)		13,688	13,165
9.375% due 11/15/2036 •(l)		3,982	3,813

HSI Asset Loan Obligation Trust
6.500% due 06/25/2037 (l)		6,670	2,624

Impac CMB Trust
5.750% due 11/25/2035		1,144	985
5.990% due 11/25/2035 •(l)		10,270	9,020

Jackson Park Trust
3.242% due 10/14/2039 ~(l)		17,047	13,040

JP Morgan Alternative Loan Trust
4.531% due 12/25/2036 (l)		13,135	10,234
5.890% due 03/25/2037 •(l)		2,414	2,246

JP Morgan Chase Commercial Mortgage Securities Trust
3.500% due 07/15/2047 ~(l)		1,846	669
3.500% due 07/15/2047 ~		6,443	733
5.883% due 06/15/2049 ~(l)		14,833	3,582
6.776% due 03/15/2036 •(l)		1,400	1,246
6.976% due 09/15/2029 •(l)		1,140	1,054
8.226% due 12/15/2036 •(l)		4,240	501
8.726% due 02/15/2035 •(l)		20,962	19,997
8.866% due 06/15/2038 •(l)		5,000	3,391
8.991% due 11/15/2038 •(l)		12,000	11,673
9.326% due 03/15/2036 ~(l)		5,000	1,853
9.726% due 02/15/2035 •(l)		4,367	4,199
9.741% due 11/15/2038 •(l)		2,756	2,625
10.326% due 03/15/2036		400	52
11.866% due 11/15/2038 •(l)		21,526	19,600

JP Morgan Mortgage Trust
4.856% due 06/25/2036 ~		7	5

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2023	43

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JP Morgan Resecuritization Trust
0.000% due 05/26/2036 ~(a)(l)		$7,566	$1,628

KeyCorp Student Loan Trust
0.000% due 01/01/2050 «		100	18,123
1.000% due 01/01/2050 «		300	25,627

KREST Commercial Mortgage Securities Trust
2.927% due 11/05/2044 ~(l)		22,339	12,269

Ludgate Funding PLC
0.000% due 12/01/2060 «~	GBP	750,000	1,366

LUXE Commercial Mortgage Trust
8.734% due 10/15/2038 •(l)		$26,640	25,757

Mansard Mortgages PLC
8.840% due 10/15/2048 •(l)	GBP	2,089	2,377

MASTR Adjustable Rate Mortgages Trust
4.133% due 04/25/2035 ~		$733	493

Merrill Lynch Mortgage Investors Trust
6.205% due 07/25/2029 «•		420	374

MFA Trust
3.071% due 08/25/2049 ~(l)		1,185	1,018
4.978% due 08/25/2049 ~(l)		6,143	5,410

MFT Trust
3.477% due 02/10/2042 ~(l)		12,386	5,826

Morgan Stanley Capital Trust
3.912% due 09/09/2032 (l)		12,000	9,886
5.310% due 11/14/2042 ~(l)		7,500	2,236
6.259% due 08/15/2033 •(l)		6,331	5,293
6.976% due 05/15/2036 •(l)		4,500	3,694
7.359% due 06/15/2035		1,200	335
7.859% due 11/15/2034 ~(l)		2,500	2,416
8.209% due 07/15/2035 ~(l)		7,400	7,121
8.809% due 11/15/2034 •(l)		21,060	20,180
10.009% due 11/15/2034 •(l)		6,258	5,803

Morgan Stanley Mortgage Capital Holdings Trust
3.740% due 09/13/2039 ~(l)		8,006	5,250

Morgan Stanley Re-REMIC Trust
3.855% due 06/26/2046 ~(l)		8,614	7,238

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060		28	26

Mortgage Funding PLC
8.539% due 03/13/2046 •(l)	GBP	1,700	2,166

MRCD Mortgage Trust
2.718% due 12/15/2036 (l)		$11,000	5,863
4.250% due 12/15/2036 (l)		12,000	6,000
4.250% due 12/15/2036 ~(l)		5,500	1,592

MSDB Trust
3.316% due 07/11/2039 ~(l)		3,500	3,085

Natixis Commercial Mortgage Securities Trust
3.790% due 11/15/2032 ~(l)		10,703	5,458
4.058% due 04/10/2037 ~(l)		7,000	4,683
4.135% due 05/15/2039 ~(l)		2,850	2,281

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.306% due 03/15/2035 •(l)		$3,952	$3,937
10.555% due 03/15/2035 •(l)		7,944	7,894

New Residential Mortgage Loan Trust
4.008% due 07/25/2059 ~(l)		22,875	15,284

New York Mortgage Trust
3.558% due 08/25/2061 þ(l)		4,450	3,831

Nomura Resecuritization Trust
3.576% due 07/26/2035 ~		256	221
3.761% due 10/26/2036 •(l)		8,444	6,999

RBSSP Resecuritization Trust
6.157% due 10/26/2037 •(l)		2,364	1,226

Residential Accredit Loans, Inc. Trust
6.000% due 01/25/2037		131	102

Residential Asset Securitization Trust
5.750% due 03/25/2037		1,784	570

Residential Mortgage Securities PLC
9.520% due 06/20/2070 •(l)	GBP	4,150	5,284

Seasoned Credit Risk Transfer Trust
3.074% due 05/25/2057 ~(l)		$28,123	10,389
3.896% due 11/25/2059 ~(l)		10,210	3,867
4.250% due 11/25/2059 ~(l)		6,300	5,634
5.000% due 04/25/2062 ~(l)		6,500	5,394

Sequoia Mortgage Trust
6.137% due 10/20/2035 «•		1	1
6.417% due 10/20/2035 •		216	171
6.447% due 07/20/2033 «•		39	34
6.927% due 12/20/2032 «•		157	118

SFO Commercial Mortgage Trust
8.376% due 05/15/2038 •(l)		10,000	7,738

SMRT Commercial Mortgage Trust
8.062% due 01/15/2039 •(l)		11,350	10,700
8.712% due 01/15/2039 •(l)		5,442	5,021

Starwood Mortgage Residential Trust
3.935% due 11/25/2066 ~		800	528

Starwood Mortgage Trust
8.476% due 04/15/2034 •(l)		7,024	6,756
9.476% due 04/15/2034 •(l)		6,612	6,400

Stratton Mortgage Funding PLC
8.220% due 03/12/2052 •(l)	GBP	3,000	3,830
8.221% due 07/20/2060 •(l)		1,000	1,274
8.721% due 07/20/2060 •(l)		9,341	11,880

Structured Adjustable Rate Mortgage Loan Trust
6.000% due 12/25/2034 •(l)		$1,999	1,474
6.120% due 10/25/2035 ~(l)		4,630	4,407

Structured Asset Mortgage Investments Trust
5.890% due 09/25/2047 •(l)		1,798	1,492

TBW Mortgage-Backed Trust
6.830% due 09/25/2036 þ(l)		4,660	1,948

TDA Mixto Fondo de Titulizacion de Activos
4.131% due 12/28/2050 •(l)	EUR	15,731	14,569
4.152% due 10/28/2050 •(l)		26,159	15,287

44	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Verus Securitization Trust
5.365% due 07/25/2067 ~(l)	$8,341	$7,796

Waikiki Beach Hotel Trust
8.406% due 12/15/2033 •(l)	15,000	14,216

WaMu Mortgage Pass-Through Certificates Trust
4.617% due 05/25/2035 ~(l)	427	306
5.782% due 05/25/2047 •(l)	1,641	841
6.060% due 08/25/2046 •(l)	7,324	4,938
6.370% due 04/25/2045 •(l)	10,995	8,691
6.475% due 07/25/2045 •(l)	6,483	5,065

Wells Fargo Commercial Mortgage Trust
0.392% due 12/15/2039 ~(a)(l)	355,000	3,339
3.454% due 12/15/2039 ~(l)	7,935	5,208
3.860% due 09/15/2031 ~(l)	11,000	10,145
4.928% due 12/15/2039 ~(l)	11,535	9,519

Wells Fargo Mortgage-Backed Securities Trust
5.951% due 08/25/2035 ~(l)	1,001	757

Worldwide Plaza Trust
3.596% due 11/10/2036 ~(l)	16,000	1,603
3.596% due 11/10/2036 ~	2,465	145

Total Non-Agency Mortgage-Backed Securities (Cost $1,546,905)		1,360,289

ASSET-BACKED SECURITIES 29.7%

510 Loan Acquisition Trust
8.107% due 09/25/2060 þ(l)	5,292	5,299

ABFC Trust
6.520% due 03/25/2035 •(l)	6,399	5,238

Acacia CDO Ltd.
6.480% due 11/08/2039 •(l)	27,882	7,883

Accredited Mortgage Loan Trust
5.760% due 02/25/2037 •(l)	5,235	3,809
6.000% due 10/25/2034 þ(l)	1,863	1,540

ACE Securities Corp. Home Equity Loan Trust
5.890% due 04/25/2036 •(l)	7,913	5,724
6.115% due 12/25/2035 •(l)	2,969	2,332
6.430% due 08/25/2035 •(l)	3,564	2,478
6.745% due 02/25/2035 •(l)	14,356	10,522

Aegis Asset-Backed Securities Trust
7.170% due 03/25/2035 •(l)	3,100	716

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
8.620% due 09/25/2034 •	638	525

AIM Aviation Finance Ltd.
6.213% due 02/15/2040 þ(l)	6,117	4,114

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
6.230% due 02/25/2036 •	186	145
6.265% due 10/25/2035 •(l)	38,197	29,543

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Avoca CLO DAC
0.000% due 04/15/2034 ~	EUR	2,250	$1,471

Ballyrock CLO Ltd.
0.000% due 04/20/2031 ~(l)		$29,803	5,886

Banco Bilbao Vizcaya Argentaria
4.566% due 03/22/2046 •	EUR	586	379

Bear Stearns Asset-Backed Securities Trust
4.888% due 08/25/2035 •(l)		$6,550	6,150
4.998% due 09/25/2034 ~(l)		5,279	3,919
6.445% due 08/25/2036 •(l)		3,920	3,441

Belle Haven ABS CDO Ltd.
5.926% due 07/05/2046 •		96,561	10

Bombardier Capital Mortgage Securitization Corp.
7.850% due 12/15/2029 ~		4,066	500

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		2,900	489

Carvana Auto Receivables Trust
0.000% due 09/12/2028 «(h)		12	1,572

CDC Mortgage Capital Trust
8.020% due 06/25/2034 •(l)		659	621

Cedar Funding CLO Ltd.
0.000% due 04/20/2031 ~(l)		12,000	4,281

CIT Mortgage Loan Trust
7.220% due 10/25/2037 (l)		27,233	23,612

Citigroup Mortgage Loan Trust
6.820% due 11/25/2045 •(l)		2,756	2,109

Citigroup Mortgage Loan Trust, Inc.
6.030% due 11/25/2034 þ(l)		4,130	3,437

Conseco Finance Securitizations Corp.
7.150% due 05/01/2033 ~		1,907	1,827
8.260% due 12/01/2030 ~(l)		15,419	3,716
8.850% due 12/01/2030 ~(l)		19,044	3,367

Consumer Loan Underlying Bond Certificate Issuer Trust
1.851% due 12/15/2043 «~		17	10
17.186% due 05/16/2044 ~		57	51
18.081% due 06/15/2044 ~		126	115
18.660% due 02/15/2045 ~		367	344
19.036% due 03/15/2045 ~		216	202
19.172% due 02/15/2045 ~		268	247
19.325% due 04/17/2045 ~		304	284
19.498% due 12/15/2044 ~		180	168
19.674% due 10/17/2044 ~		158	147
19.848% due 11/17/2044 ~		171	157
20.130% due 01/16/2045 ~		317	303
20.175% due 03/15/2045 ~		253	239
20.324% due 07/15/2044 ~		179	163
21.300% due 12/15/2044 ~		162	150
21.910% due 08/15/2044 «~		176	155

Coronado CDO Ltd.
6.000% due 09/04/2038 (l)		244	113
7.131% due 09/04/2038 •(l)		1,709	695

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2023	45

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates Trust
5.720% due 06/25/2047 •(l)	$26,956	$21,537
5.770% due 06/25/2047 •(l)	26,400	19,505
6.100% due 06/25/2036 •(l)	4,082	3,602
6.130% due 06/25/2036 •(l)	2,184	2,106
6.430% due 02/25/2036 •(l)	2,390	1,774
6.730% due 01/25/2036 •(l)	3,570	3,006
6.970% due 10/25/2047 •(l)	9,916	7,397
7.345% due 10/25/2035 •(l)	12,458	9,726
7.570% due 08/25/2035 •(l)	3,489	2,726

Credit Suisse First Boston Mortgage Securities Corp.
5.850% due 05/25/2035 þ	978	634

Credit-Based Asset Servicing & Securitization CBO Corp.
8.750% due 09/06/2041 •	21,238	2

Credit-Based Asset Servicing & Securitization CBO Ltd.
5.538% due 03/13/2047	31,297	3,881
5.991% due 03/13/2047 ~	54,782	2,452
8.770% due 03/17/2040 •	51,642	5

Credit-Based Asset Servicing & Securitization LLC
5.783% due 12/25/2036 þ(l)	1,800	1,744
6.767% due 05/25/2035 þ(l)	1,468	1,107

Delta Funding Home Equity Loan Trust
8.100% due 01/15/2030 þ(l)	1,515	1,013

Deutsche Mortgage & Asset Receiving Corp. Re-securitization Trust
0.000% due 12/26/2035 (h)	1,634	1,039

Eaton Vance CLO Ltd.
0.000% due 01/15/2034 ~(l)	14,000	8,644

ECAF Ltd.
3.473% due 06/15/2040 (l)	3,748	2,380

Encore Credit Receivables Trust
6.445% due 11/25/2035 •(l)	13,866	10,735

Exeter Automobile Receivables Trust
0.000% due 05/15/2031 «(h)	7	1,682
0.000% due 08/15/2031 «(h)	16	5,213
0.000% due 09/15/2032 «(h)(l)	21	12,383
0.000% due 12/15/2033 «(h)	17	3,137

Flagship Credit Auto Trust
0.000% due 12/15/2025 «(h)	33	1,941
0.000% due 12/15/2027 «(h)	20	1,545
0.000% due 12/15/2028 «(h)	8	582

FREED ABS Trust
0.000% due 09/20/2027 «(h)	5	380

Fremont Home Loan Trust
5.950% due 02/25/2036 •(l)	10,482	7,053

Glacier Funding CDO Ltd.
9.400% due 11/12/2042 ~(l)	33,250	5,642

Greenpoint Manufactured Housing
9.230% due 12/15/2029 ~	133	128

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSAMP Trust
5.890% due 05/25/2046 •(l)		$27,497	$21,482
5.920% due 06/25/2036 •(l)		7,378	6,155
6.130% due 12/25/2035 •(l)		7,236	4,734
6.145% due 12/25/2035 •(l)		20,158	16,287
6.250% due 09/25/2035 •(l)		4,875	3,816
6.820% due 07/25/2045 ~		1,283	1,097
7.195% due 08/25/2034 ~		668	596
7.345% due 03/25/2034 •(l)		2,556	2,103
8.095% due 12/25/2034 ~(l)		9,472	7,424

Harvest CLO DAC
0.000% due 05/22/2029 ~	EUR	2,000	680

Home Equity Asset Trust
5.950% due 08/25/2036 •(l)		$30,190	28,701

Hout Bay Corp.
4.422% due 07/05/2041 •		13,377	2,573
4.622% due 07/05/2041 •		8,111	1
4.752% due 07/05/2041 ~		3,290	0

HSI Asset Securitization Corp. Trust
6.280% due 01/25/2036 •(l)		24,675	17,746

Ischus CDO Ltd.
6.010% due 01/05/2040 •(l)		3,113	2,454

JP Morgan Mortgage Acquisition Trust
4.565% due 11/25/2036 þ		600	609
4.565% due 11/25/2036 þ(l)		1,653	1,948

KeyCorp Student Loan Trust
1.000% due 01/01/2050 «		200	18,054

Knollwood CDO Ltd.
6.118% due 01/10/2039 •(l)		8,051	3,318

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042 (l)		5,941	5,080

Lakeside CDO Ltd.
5.885% due 01/03/2040 •(l)		14,637	4,235
5.885% due 01/04/2040 •(l)		19,584	5,666

LendingPoint Pass-Through Trust
0.000% due 03/15/2028 «(h)		2,300	430
0.000% due 04/15/2028 «(h)		2,900	498

LNR CDO Ltd.
5.751% due 02/28/2043 •		2,058	21

Long Beach Mortgage Loan Trust
6.595% due 06/25/2035 ~(l)		15,025	12,794
7.345% due 04/25/2035 •(l)		4,360	3,132

Man GLG Euro CLO DAC
0.000% due 10/15/2030 ~	EUR	1,762	129

Margate Funding Ltd.
0.000% due 12/04/2044 ^(e)(h)		$2,144	0
5.316% due 12/04/2044 •(l)		37,095	7,844
5.586% due 12/04/2044 ^(e)		8,718	153
5.786% due 12/04/2044		2,209	39

Marlette Funding Trust
0.000% due 07/17/2028 «(h)		10	24

46	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 04/16/2029 «(h)	$17	$157
0.000% due 07/16/2029 «(h)	4	102
0.000% due 03/15/2030 «(h)	11	366

MASTR Asset-Backed Securities Trust
6.085% due 01/25/2036 •(l)	9,037	7,891
11.320% due 12/25/2032 ~	443	307

Mercury CDO Ltd.
6.520% due 12/08/2040 •(l)	6,052	5,226

Merrill Lynch Mortgage Investors Trust
6.340% due 05/25/2036 •(l)	4,464	3,732

MKP CBO Ltd.
8.800% due 07/12/2040 ~(l)	1,571	1,573
9.000% due 07/12/2040 •(l)	44,000	9,884

Morgan Stanley ABS Capital, Inc. Trust
5.540% due 10/25/2036 •	210	109
6.175% due 11/25/2035 •(l)	5,824	4,943
6.535% due 03/25/2035 •(l)	8,556	6,924
11.095% due 09/25/2033 •(l)	1,543	1,425

Morgan Stanley Capital, Inc. Trust
6.025% due 01/25/2036 •(l)	8,698	6,949

Morgan Stanley Home Equity Loan Trust
6.535% due 05/25/2035 •(l)	5,590	4,947

N-Star REL CDO Ltd.
5.877% due 02/01/2041 •	1,095	610

National Collegiate Commutation Trust
3.748% due 06/01/2045	22,875	1,731

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
6.085% due 11/25/2035 •(l)	11,397	8,027
6.550% due 09/25/2035 ~(l)	3,000	2,530

NovaStar Mortgage Funding Trust
6.355% due 01/25/2036 •(l)	4,378	3,582

Option One Mortgage Loan Trust Asset-Backed Certificates
6.370% due 11/25/2035 •(l)	6,002	4,609

Orient Point CDO Ltd.
5.863% due 10/03/2045 •(l)	109,519	34,855

Palisades CDO Ltd.
5.650% due 07/22/2039 (l)	2,000	493
6.624% due 07/22/2039 ~(l)	21,400	8,969

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
6.385% due 09/25/2035 (l)	18,219	13,123
6.940% due 01/25/2035 •(l)	1,730	1,332
7.420% due 02/25/2035 •(l)	6,028	4,749
7.570% due 12/25/2034 •(l)	17,099	12,863

PRET LLC
3.844% due 07/25/2051 þ	1,000	896

Putnam Structured Product Funding Ltd.
1.584% due 10/15/2038 •(l)	2,683	1,855

Residential Asset Mortgage Products Trust
6.010% due 03/25/2036 •(l)	15,706	12,424

Rockford Tower CLO Ltd.
0.000% due 01/20/2032 «~	8,300	7,677

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RR 7 Ltd.
0.000% due 01/15/2120 ~(l)	$5,000	$2,764

Saxon Asset Securities Trust
6.270% due 09/25/2047 •(l)	21,892	15,979

Securitized Asset-Backed Receivables LLC Trust
6.445% due 12/25/2034 •(l)	1,744	1,536
6.445% due 04/25/2035 •(l)	1,308	1,122

SG Mortgage Securities Trust
5.830% due 02/25/2036 •(l)	4,556	2,272

Sierra Madre Funding Ltd.
5.854% due 09/07/2039 •(l)	9,630	6,780
6.114% due 09/07/2039 •(l)	16,000	4,197
6.354% due 09/07/2039 •	10,400	2,686

SMB Private Education Loan Trust
0.000% due 09/15/2045 «(h)	15	455
0.000% due 09/18/2046 «(h)	10	2,988
0.000% due 10/15/2048 «(h)	15	4,564
0.000% due 09/15/2054 «(h)(l)	21,269	27,281
0.000% due 02/16/2055 «(h)	8	9,576

SoFi Professional Loan Program LLC
0.000% due 07/25/2040 «(h)	29	300
0.000% due 09/25/2040 «(h)	4,400	535

Solstice ABS CBO Ltd.
10.050% due 03/15/2039 •(l)	8,662	4,259

Soundview Home Loan Trust
5.845% due 10/25/2036 •(l)	25,391	22,101
5.935% due 06/25/2036 •(l)	10,049	8,372

South Coast Funding Ltd.
6.682% due 08/06/2039 •(l)	23,325	7,710
8.882% due 08/06/2039 ~	36,545	4

Start Ltd.
4.089% due 03/15/2044	2,020	1,837

Structured Asset Investment Loan Trust
5.970% due 06/25/2036 •(l)	15,000	5,268
6.220% due 10/25/2035 •(l)	19,209	14,806
6.445% due 06/25/2035 ~(l)	7,833	6,614

Structured Asset Securities Corp.
6.670% due 02/25/2035 •	414	406

Structured Asset Securities Corp. Mortgage Loan Trust
5.700% due 02/25/2037 •(l)	17,030	13,592

Summer Street Ltd.
5.875% due 12/06/2045 •(l)	33,246	8,445

Terwin Mortgage Trust
4.180% due 07/25/2036 þ(l)	455	337
6.010% due 07/25/2037 •(l)	11,097	9,648

Wells Fargo Home Equity Asset-Backed Securities Trust
8.020% due 11/25/2035 •	250	232

Total Asset-Backed Securities (Cost $1,092,705)		836,248

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2023	47

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.4%

Argentina Government International Bond
0.750% due 07/09/2030 þ(l)		$970	$372
1.000% due 07/09/2029 (l)		949	379
3.625% due 07/09/2035 þ(l)		1,209	399
15.500% due 10/17/2026	ARS	47,041	15

Argentina Treasury Bond BONCER
4.000% due 10/14/2024		28,522	47

Autonomous City of Buenos Aires
113.333% (BADLARPP + 3.250%) due 03/29/2024 ~		328,937	329

Ghana Government International Bond
6.375% due 02/11/2027 ^(e)		$1,100	494
7.875% due 02/11/2035 ^(e)		1,100	484
8.750% due 03/11/2061 ^(e)		400	174

Peru Government International Bond
5.350% due 08/12/2040	PEN	400	93
5.940% due 02/12/2029		68	18
6.150% due 08/12/2032		2,218	586

Provincia de Buenos Aires
129.126% due 04/12/2025	ARS	118,517	99

Russia Government International Bond
5.100% due 03/28/2035 ^(e)		$800	324
5.625% due 04/04/2042 ^(e)		6,200	4,169

State Agency of Roads of Ukraine
6.250% due 06/24/2030		1,200	309

Ukraine Government International Bond
4.375% due 01/27/2032	EUR	3,304	759
6.876% due 05/21/2031		$5,000	1,164

Venezuela Government International Bond
8.250% due 10/13/2024 ^(e)		650	102
9.250% due 09/15/2027 ^(e)		65	12

Total Sovereign Issues (Cost $25,666)			10,328

		SHARES
COMMON STOCKS 5.4%

COMMUNICATION SERVICES 0.1%

Clear Channel Outdoor Holdings, Inc. (f)		725,704	1,321

iHeartMedia, Inc. ‘A’ (f)		171,118	457

iHeartMedia, Inc. ‘B’ «(f)		132,822	319

	SHARES	MARKET VALUE (000S)

Promotora de Informaciones SA (f)	2,330,820	$746

		2,843

CONSUMER DISCRETIONARY 0.0%

Caesars Entertainment, Inc. (f)	1	0

Steinhoff International Holdings NV «(f)(k)	233,504,654	0

		0

FINANCIALS 1.1%

ADLER Group SA «(f)	225,086	121

Banca Monte dei Paschi di Siena SpA (f)	3,581,000	12,042

Corestate Capital Holding SA «(f)(k)	632,951	0

Intelsat Emergence SA «(f)(k)	670,263	19,095

UBS Group AG	5,143	160

		31,418

INDUSTRIALS 2.4%

Mcdermott International Ltd. (f)	57,729	5

NAC Aviation «(f)(k)	531,558	8,859

Neiman Marcus Group Ltd. LLC «(f)(k)	178,186	26,705

Syniverse Holdings, Inc. «(k)	37,593,511	32,911

Voyager Aviation Holdings LLC «(f)	2,201	0

Westmoreland Mining Holdings «(f)(k)	89,637	359

Westmoreland Mining LLC «(f)(k)	90,975	318

		69,157

REAL ESTATE 0.0%

ADLER Group SA	498,404	292

Stearns Holding LLC ‘B’ «(f)	284,008	0

Sunac Services Holdings Ltd.	88,218	21

		313

48	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2023

		SHARES	MARKET VALUE (000S)
UTILITIES 1.8%

TexGen Power LLC «(f)(k)		273,307	$9,771

West Marine New «(f)(k)		3,579	37

Windstream Units «(f)		1,366,195	40,428

			50,236

Total Common Stocks (Cost $139,821)			153,967

WARRANTS 0.0%

FINANCIALS 0.0%

Guaranteed Rate, Inc. - Exp. 12/31/2060 «		1,361	0

Intelsat Emergence SA - Exp. 02/17/2027 «		1,401	4

			4

UTILITIES 0.0%

West Marine - Exp. 09/08/2028 «		6,096	0

Total Warrants (Cost $11,976)			4

PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Voyager Aviation Holdings LLC
9.500% «		13,205	0

Total Preferred Securities (Cost $4,327)			0

REAL ESTATE INVESTMENT TRUSTS 0.1%

REAL ESTATE 0.1%

CBL & Associates Properties, Inc.		24,558	600

Uniti Group, Inc.		403,446	2,332

Total Real Estate Investment Trusts (Cost $2,895)			2,932

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 2.3%

SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
3.750% due 05/20/2024	ARS	170,061	180

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HUNGARY TREASURY BILLS 0.1%
10.900% due 01/04/2024 (h)(i)	HUF	1,197,000	$3,448

U.S. TREASURY BILLS 2.2%
5.393% due 01/25/2024 - 02/29/2024 (g)(h)(l)(o)		$63,519	63,152

Total Short-Term Instruments (Cost $66,819)			66,780

Total Investments in Securities (Cost $4,861,064)			4,170,938

		SHARES
INVESTMENTS IN AFFILIATES 17.5%

COMMON STOCKS 4.7%

AFFILIATED INVESTMENTS 4.7%

Amsurg Equity «(k)		2,562,021	131,409

Total Common Stocks (Cost $107,054)			131,409

SHORT-TERM INSTRUMENTS 12.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 12.8%

PIMCO Short-Term Floating NAV Portfolio III		36,936,176	359,278

Total Short-Term Instruments (Cost $359,215)			359,278

Total Investments in Affiliates (Cost $466,269)			490,687

Total Investments 165.7% (Cost $5,327,333)			$4,661,625

Financial Derivative Instruments (m)(n) 0.2%(Cost or Premiums, net $(24,939))			5,277

Other Assets and Liabilities, net (65.9)%			(1,853,178)

Net Assets 100.0%			$2,813,724

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2023	49

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Principal only security.

(c)	When-issued security.

(d)	Payment in-kind security.

(e)	Security is not accruing income as of the date of this report.

(f)	Security did not produce income within the last twelve months.

(g)	Coupon represents a weighted average yield to maturity.

(h)	Zero coupon security.

(i)	Coupon represents a yield to maturity.

(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(k) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Amsurg Equity	11/02/2023 -11/06/2023	$107,054	$131,409	4.67%
Corestate Capital Holding SA	08/22/2023	0	0	0.00
Intelsat Emergence SA	06/19/2017 -07/03/2023	42,757	19,095	0.68
NAC Aviation	06/01/2022 -07/27/2022	12,462	8,859	0.31
Neiman Marcus Group Ltd. LLC	09/25/2020	5,828	26,705	0.95
Project Anfora Senior 6.738% due 06/30/2024	09/30/2019	35,895	35,200	1.25
Steinhoff International Holdings NV	06/30/2023 -10/30/2023	0	0	0.00
Syniverse Holdings, Inc.	05/12/2022 - 11/30/2023	36,970	32,911	1.17
TexGen Power LLC	07/20/2018	8,661	9,771	0.35
West Marine New	09/12/2023	51	37	0.00
Westmoreland Mining Holdings	04/09/2018 -06/30/2023	726	359	0.01
Westmoreland Mining LLC	06/30/2023	603	318	0.01

		$251,007	$264,664	9.40%

50	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2023

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BNY	6.533%	08/03/2023	02/05/2024		$	(3,784)	$(3,888)
	6.547	08/28/2023	02/28/2024			(3,591)	(3,674)
	6.634	10/18/2023	04/18/2024			(50,815)	(51,527)
BOS	6.700	12/07/2023	04/04/2024			(2,975)	(2,989)
BPS	4.126	08/11/2023	02/12/2024		EUR	(1,662)	(1,864)
	4.343	12/15/2023	03/15/2024			(1,914)	(2,117)
	4.350	11/02/2023	TBD	(2)		(2,937)	(3,266)
	4.352	12/12/2023	03/12/2024			(1,605)	(1,776)
	4.400	11/14/2023	03/14/2024			(5,233)	(5,811)
	4.400	12/22/2023	03/22/2024			(320)	(354)
	4.414	11/20/2023	01/22/2024			(12,867)	(14,278)
	5.850	11/01/2023	TBD	(2)	$	(21,761)	(21,980)
	5.850	12/11/2023	TBD	(2)		(9,980)	(10,016)
	5.850	12/15/2023	02/13/2024			(11,893)	(11,927)
	6.060	07/14/2023	01/10/2024			(28,805)	(29,639)
	6.080	07/21/2023	01/17/2024			(8,558)	(8,797)
	6.100	09/25/2023	03/22/2024			(5,507)	(5,598)
	6.120	07/11/2023	01/04/2024			(3,616)	(3,717)
	6.120	07/31/2023	01/29/2024			(207)	(213)
	6.150	12/20/2023	04/16/2024			(3,787)	(3,795)
	6.290	08/30/2023	02/26/2024			(2,355)	(2,407)
	6.350	12/20/2023	05/15/2024			(833)	(835)
	6.650	12/20/2023	04/16/2024			(100,134)	(100,371)
	6.650	12/20/2023	05/15/2024			(44,194)	(44,299)
	6.690	12/20/2023	04/16/2024			(1,583)	(1,587)
	6.690	12/20/2023	05/15/2024			(3,852)	(3,861)
	6.750	12/20/2023	04/16/2024			(2,673)	(2,679)
	6.950	12/20/2023	05/15/2024			(16,743)	(16,784)
BRC	4.250	09/20/2023	TBD	(2)	EUR	(512)	(572)
	5.700	07/28/2023	TBD	(2)	$	(343)	(352)
	5.950	10/31/2023	TBD	(2)		(5,033)	(5,085)
	6.310	07/28/2023	TBD	(2)		(30,369)	(31,210)
	6.381	12/15/2023	03/15/2024		GBP	(6,529)	(8,349)
	6.440	10/13/2023	01/12/2024		$	(685)	(694)
	6.517	11/20/2023	02/20/2024			(901)	(908)
	6.540	10/13/2023	01/12/2024			(7,788)	(7,903)
	6.540	11/29/2023	01/12/2024			(1,208)	(1,216)
	6.560	12/22/2023	04/22/2024			(8,787)	(8,805)
	6.590	10/13/2023	01/12/2024			(13,378)	(13,577)
	6.590	10/18/2023	01/17/2024			(2,209)	(2,240)
	6.600	12/15/2023	04/15/2024			(4,088)	(4,101)
	6.617	11/20/2023	02/20/2024			(11,922)	(12,016)
	6.640	08/30/2023	02/26/2024			(4,920)	(5,033)
	6.640	10/18/2023	01/17/2024			(3,082)	(3,125)
	6.670	09/15/2023	03/13/2024			(42,485)	(43,343)
	6.670	11/10/2023	02/08/2024			(10,543)	(10,647)
	6.680	11/27/2023	02/26/2024			(1,762)	(1,774)
	6.700	12/08/2023	04/08/2024			(15,433)	(15,505)
	6.720	08/10/2023	02/06/2024			(7,373)	(7,572)
	6.720	09/15/2023	03/13/2024			(6,533)	(6,666)
	6.730	08/03/2023	01/31/2024			(26,099)	(26,841)
	6.740	08/30/2023	02/26/2024			(1,566)	(1,602)
	6.740	10/18/2023	01/17/2024			(115)	(117)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2023	51

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
	6.750%	12/08/2023	04/08/2024	$	(23,210)	$(23,318)
	6.770	09/15/2023	03/13/2024		(18,809)	(19,195)
	6.790	08/30/2023	02/26/2024		(2,304)	(2,358)
	6.815	08/15/2023	02/12/2024		(2,768)	(2,842)
	6.820	09/15/2023	03/13/2024		(11,369)	(11,604)
	6.820	10/02/2023	04/01/2024		(8,424)	(8,571)
	6.821	08/14/2023	02/09/2024		(3,713)	(3,812)
	6.833	08/07/2023	01/30/2024		(3,840)	(3,948)
BYR	6.100	11/20/2023	05/20/2024		(3,854)	(3,882)
CDC	5.990	10/03/2023	01/02/2024		(3,178)	(3,226)
	6.100	11/07/2023	03/06/2024		(4,345)	(4,386)
	6.100	11/30/2023	03/28/2024		(1,176)	(1,182)
	6.100	12/06/2023	04/04/2024		(632)	(635)
	6.100	12/07/2023	04/05/2024		(9,441)	(9,482)
	6.640	08/15/2023	02/09/2024		(630)	(646)
CIB	6.020	08/16/2023	02/16/2024		(16)	(16)
DBL	4.414	11/15/2023	05/15/2024	EUR	(5,323)	(5,911)
	5.827	08/11/2023	02/12/2024	GBP	(3,336)	(4,347)
	5.846	11/27/2023	02/27/2024		(3,801)	(4,873)
	5.897	11/15/2023	02/15/2024		(2,785)	(3,578)
	6.028	11/27/2023	02/27/2024		(1,118)	(1,434)
	6.068	12/18/2023	02/16/2024	$	(1,071)	(1,074)
	6.716	12/15/2023	03/15/2024	GBP	(8,335)	(10,659)
	6.893	12/18/2023	02/16/2024	$	(2,736)	(2,744)
	6.918	12/18/2023	02/16/2024		(7,530)	(7,552)
	6.922	12/08/2023	02/02/2024		(55,459)	(55,725)
	6.943	12/18/2023	02/16/2024		(1,789)	(1,794)
	6.972	12/08/2023	02/02/2024		(36,275)	(36,451)
	6.993	12/18/2023	02/16/2024		(12,028)	(12,063)
	7.072	12/08/2023	02/02/2024		(8,668)	(8,710)
	7.122	12/08/2023	02/02/2024		(1,672)	(1,680)
	7.172	12/08/2023	02/02/2024		(11,178)	(11,233)
	7.193	12/18/2023	02/16/2024		(1,553)	(1,558)
GLM	6.276	12/28/2023	09/27/2024		(7,128)	(7,134)
	6.326	12/28/2023	09/27/2024		(6,454)	(6,460)
	6.720	10/26/2023	07/29/2024		(57,323)	(58,040)
	6.920	10/26/2023	07/29/2024		(38,282)	(38,777)
IND	6.010	12/04/2023	02/29/2024		(20,948)	(21,049)
	6.020	12/04/2023	02/29/2024		(16,152)	(16,230)
	6.030	11/08/2023	04/08/2024		(13,278)	(13,400)
	6.040	12/27/2023	02/27/2024		(4,846)	(4,851)
	6.060	12/04/2023	02/29/2024		(4,272)	(4,293)
	6.080	10/16/2023	01/16/2024		(1,514)	(1,534)
JML	5.750	12/15/2023	02/02/2024		(944)	(947)
	6.132	12/04/2023	03/04/2024	GBP	(910)	(1,166)
JPS	6.230	01/02/2024	04/03/2024	$	(2,768)	(2,768)
	6.260	10/30/2023	01/29/2024		(2,857)	(2,889)
	6.330	07/03/2023	01/02/2024		(3,026)	(3,124)
	6.355	12/26/2023	03/25/2024		(223)	(223)
	6.380	01/02/2024	04/03/2024		(2,351)	(2,351)
	6.430	07/03/2023	01/02/2024		(2,284)	(2,359)
	6.460	07/03/2023	01/02/2024		(720)	(744)
	6.488	11/01/2023	02/01/2024		(721)	(729)
	6.510	08/11/2023	02/07/2024		(3,477)	(3,568)
	6.588	11/01/2023	02/01/2024		(17,799)	(18,001)
	6.680	07/03/2023	01/02/2024		(1,824)	(1,886)
	6.680	01/02/2024	04/03/2024		(2,380)	(2,380)
	7.198	12/01/2023	05/29/2024		(23,336)	(23,485)

52	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2023

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
MSB	4.470%	11/28/2023	01/25/2024		EUR	(5,931)	$(6,576)
	5.763	11/28/2023	02/28/2024		GBP	(1,517)	(1,944)
	5.920	11/28/2023	03/28/2024			(1,461)	(1,873)
	5.920	11/28/2023	05/28/2024			(10,875)	(13,940)
	5.923	09/25/2023	01/25/2024			(802)	(1,038)
	5.933	09/25/2023	01/25/2024			(2,377)	(3,077)
	5.965	11/13/2023	05/13/2024			(5,344)	(6,867)
	6.010	11/28/2023	05/28/2024			(6,137)	(7,868)
	6.350	11/27/2023	05/22/2024		$	(3,836)	(3,860)
	6.500	11/27/2023	05/22/2024			(2,194)	(2,208)
	6.650	11/10/2023	05/08/2024			(8,269)	(8,349)
	6.650	12/05/2023	06/04/2024			(16,361)	(16,444)
	6.650	12/18/2023	06/17/2024			(2,098)	(2,103)
	6.700	11/15/2023	05/13/2024			(1,327)	(1,338)
	6.700	12/05/2023	06/03/2024			(40,597)	(40,806)
	6.700	12/18/2023	06/17/2024			(3,602)	(3,612)
	6.750	11/10/2023	05/08/2024			(299)	(302)
	6.750	12/05/2023	06/03/2024			(15,229)	(15,308)
	6.850	12/05/2023	06/03/2024			(416)	(418)
MYI	4.300	12/13/2023	03/13/2024		EUR	(18,614)	(20,597)
	4.500	10/23/2023	02/23/2024			(23,806)	(26,509)
MZF	6.550	12/13/2023	06/12/2024		$	(122,088)	(122,532)
	6.700	12/13/2023	06/12/2024			(4,672)	(4,690)
NSL	4.250	10/16/2023	TBD	(2)	EUR	(4,000)	(4,456)
RBC	6.470	12/18/2023	04/18/2024		$	(13,310)	(13,346)
RCE	4.000	05/10/2023	TBD	(2)	EUR	(3,800)	(4,301)
	4.200	05/10/2023	TBD	(2)		(10,852)	(12,283)
	4.820	11/15/2023	05/15/2024			(9,056)	(10,061)
	5.770	12/14/2023	03/18/2024		GBP	(1,422)	(1,819)
	6.687	12/15/2023	03/15/2024			(1,349)	(1,725)
RCY	5.860	12/18/2023	01/17/2024		$	(5,027)	(5,039)
	5.900	12/06/2023	03/05/2024			(718)	(721)
	6.020	08/17/2023	02/16/2024			(1,680)	(1,719)
RTA	6.000	12/19/2023	03/19/2024			(7,893)	(7,911)
	6.130	12/04/2023	04/04/2024			(23,692)	(23,807)
	6.150	12/27/2023	04/26/2024			(1,744)	(1,746)
	6.180	12/04/2023	04/04/2024			(3,076)	(3,091)
	6.410	11/10/2023	05/10/2024			(1,442)	(1,455)
	6.500	11/10/2023	05/10/2024			(3,062)	(3,091)
	6.540	11/10/2023	05/10/2024			(1,894)	(1,912)
	6.550	11/10/2023	05/10/2024			(2,332)	(2,355)
	6.590	11/10/2023	05/10/2024			(21,881)	(22,092)
	6.600	11/03/2023	05/03/2024			(10,821)	(10,938)
	6.600	11/10/2023	05/10/2024			(6,000)	(6,058)
	6.640	10/02/2023	01/02/2024			(13,489)	(13,716)
	6.640	11/10/2023	05/10/2024			(2,884)	(2,912)
	6.650	11/10/2023	05/10/2024			(2,224)	(2,245)
	6.650	11/17/2023	05/17/2024			(10,951)	(11,042)
	6.650	12/04/2023	04/04/2024			(2,254)	(2,266)
	6.650	01/02/2024	04/02/2024			(14,186)	(14,186)
	6.680	11/03/2023	05/03/2024			(10,535)	(10,650)
	6.680	12/04/2023	04/04/2024			(3,595)	(3,614)
	6.690	12/11/2023	04/11/2024			(6,721)	(6,749)
	6.700	11/10/2023	05/10/2024			(15,001)	(15,146)
	6.700	12/04/2023	04/04/2024			(461)	(463)
	6.700	12/11/2023	04/11/2024			(4,597)	(4,616)
	6.740	12/19/2023	02/02/2024			(5,157)	(5,169)
	6.750	11/10/2023	05/10/2024			(1,082)	(1,093)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2023	53

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
	6.750%	01/02/2024	02/16/2024		$	(5,294)	$(5,294)
	6.770	12/04/2023	04/04/2024			(7,501)	(7,541)
	6.850	11/10/2023	05/10/2024			(1,512)	(1,526)
	6.910	12/11/2023	04/11/2024			(2,117)	(2,126)
SBI	6.662	10/23/2023	04/22/2024			(2,935)	(2,973)
	6.812	10/23/2023	04/22/2024			(3,444)	(3,490)
SOG	5.600	07/28/2023	TBD	(2)		(83)	(85)
	5.600	12/05/2023	TBD	(2)		(13,919)	(13,979)
	6.070	08/22/2023	02/22/2024			(1,100)	(1,125)
	6.120	10/10/2023	04/10/2024			(21,710)	(22,016)
	6.120	12/28/2023	04/10/2024			(1,584)	(1,586)
	6.650	08/25/2023	02/23/2024			(5,878)	(6,018)
	6.650	10/04/2023	04/04/2024			(3,098)	(3,149)
	6.650	10/06/2023	04/05/2024			(9,238)	(9,386)
	6.700	11/17/2023	05/15/2024			(2,522)	(2,544)
	6.700	11/20/2023	05/20/2024			(8,372)	(8,438)
	6.700	12/01/2023	05/31/2024			(19,523)	(19,638)
	6.750	08/10/2023	02/09/2024			(2,393)	(2,456)
	6.750	12/01/2023	05/31/2024			(4,645)	(4,673)
UBS	4.100	09/01/2023	TBD	(2)	EUR	(862)	(964)
	4.230	07/05/2023	TBD	(2)		(3,637)	(4,096)
	4.473	12/21/2023	03/22/2024			(2,833)	(3,132)
	5.760	04/27/2023	01/22/2024		$	(15,801)	(16,433)
	5.800	04/28/2023	01/23/2024			(9,927)	(10,325)
	5.920	10/03/2023	01/02/2024			(11,774)	(11,950)
	5.950	10/03/2023	01/02/2024			(7,777)	(7,894)
	6.050	08/08/2023	02/08/2024			(1,632)	(1,673)
	6.100	10/16/2023	04/15/2024			(1,407)	(1,426)
	6.150	07/28/2023	01/26/2024			(5,939)	(6,100)
	6.270	04/27/2023	01/22/2024			(31,355)	(32,720)
	6.390	10/17/2023	01/16/2024			(6,094)	(6,178)
	6.490	10/24/2023	04/24/2024			(840)	(850)
	6.570	08/04/2023	02/06/2024			(492)	(506)
	6.610	06/06/2023	03/06/2024			(16,893)	(17,544)
	6.610	08/09/2023	02/09/2024			(229)	(235)
	6.620	06/30/2023	01/04/2024			(1,599)	(1,654)
	6.640	10/17/2023	01/16/2024			(17,149)	(17,392)
	6.660	08/09/2023	02/09/2024			(5,970)	(6,132)
	6.670	06/30/2023	01/04/2024			(12,154)	(12,573)
	6.670	07/03/2023	01/05/2024			(3,847)	(3,977)
	6.750	07/27/2023	04/26/2024			(2,069)	(2,130)
	6.770	06/30/2023	01/04/2024			(22,173)	(22,949)

Total Reverse Repurchase Agreements							$(1,941,107)

54	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2023

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BNY	$0	$(59,089)	$0	$(59,089)	$81,191	$22,102
BOS	0	(2,989)	0	(2,989)	2,812	(177)
BPS	0	(297,971)	0	(297,971)	385,736	87,765
BRC	0	(294,901)	0	(294,901)	410,938	116,037
BYR	0	(3,882)	0	(3,882)	4,954	1,072
CDC	0	(19,557)	0	(19,557)	23,420	3,863
CIB	0	(16)	0	(16)	17	1
DBL	0	(171,386)	0	(171,386)	260,259	88,873
GLM	0	(110,411)	0	(110,411)	147,741	37,330
IND	0	(61,357)	0	(61,357)	72,928	11,571
JML	0	(2,113)	0	(2,113)	2,657	544
JPS	0	(64,507)	0	(64,507)	75,019	10,512
MSB	0	(137,931)	0	(137,931)	184,745	46,814
MYI	0	(47,106)	0	(47,106)	54,706	7,600
MZF	0	(127,222)	0	(127,222)	173,406	46,184
NSL	0	(4,456)	0	(4,456)	5,014	558
RBC	0	(13,346)	0	(13,346)	16,849	3,503
RCE	0	(30,189)	0	(30,189)	37,012	6,823
RCY	0	(7,479)	0	(7,479)	8,878	1,399
RTA	0	(194,810)	0	(194,810)	232,216	37,406
SBI	0	(6,463)	0	(6,463)	8,498	2,035
SOG	0	(95,093)	0	(95,093)	126,642	31,549
UBS	0	(188,833)	0	(188,833)	250,394	61,561

Total Borrowings and Other Financing Transactions	$0	$(1,941,107)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(111,305)	$(94,810)	$(185,357)	$(391,472)
Convertible Bonds & Notes	0	(14,983)	(5,598)	0	(20,581)
Municipal Bonds & Notes	0	0	0	(31,210)	(31,210)
U.S. Government Agencies	0	(5,039)	(5,201)	0	(10,240)
Non-Agency Mortgage-Backed Securities	0	(102,809)	(242,351)	(493,473)	(838,633)
Asset-Backed Securities	0	(50,679)	(206,642)	(363,725)	(621,046)
Sovereign Issues	0	0	(947)	0	(947)

Total Borrowings	$0	$(284,815)	$(555,549)	$(1,073,765)	$(1,914,129)

Payable for reverse repurchase agreements (4)					$(1,914,129)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2023	55

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

(l)	Securities with an aggregate market value of $2,572,209 and cash of $16,639 have been pledged as collateral under the terms of the above master agreements as of December 31, 2023.

(1)

The average amount of borrowings outstanding during the period ended December 31, 2023 was $(1,906,588) at a weighted average interest rate of 6.266%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(26,978) is outstanding at period end.

(m) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract December Futures	03/2024	122	$(28,866)	$816	$0	$(1)
3-Month SOFR Active Contract December Futures	03/2025	63	(15,163)	234	0	(5)
3-Month SOFR Active Contract December Futures	03/2026	68	(16,479)	155	0	(6)
3-Month SOFR Active Contract June Futures	09/2024	80	(19,097)	421	0	(4)
3-Month SOFR Active Contract June Futures	09/2025	64	(15,486)	167	0	(6)
3-Month SOFR Active Contract March Futures	06/2024	106	(25,179)	647	0	(3)
3-Month SOFR Active Contract March Futures	06/2025	58	(14,004)	179	0	(6)
3-Month SOFR Active Contract March Futures	06/2026	64	(15,509)	143	0	(5)
3-Month SOFR Active Contract September Futures	12/2024	74	(17,742)	330	0	(6)
3-Month SOFR Active Contract September Futures	12/2025	53	(12,839)	124	0	(5)

Total Futures Contracts				$3,216	$0	$(47)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Jaguar Land Rover Automotive	5.000%	Quarterly	06/20/2026	1.875%	EUR	1,600	$101	$33	$134	$0	$(1)
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	2.236		16,290	874	543	1,417	18	0

							$975	$576	$1,551	$18	$(1)

56	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2023

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(5)	1-Day GBP-SONIO Compounded-OIS	5.000%	Annual	03/20/2029	GBP	82,500	$8,107	$59	$8,166	$0	$(261)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		9,000	874	1,424	2,298	76	0
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033		4,600	512	210	722	43	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		18,100	1,978	9,316	11,294	353	0
Receive	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024		$128,500	(9)	3,009	3,000	34	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2024		677,400	(32,452)	13,623	(18,829)	0	(195)
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025		64,400	7	1,454	1,461	0	(8)
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		10,300	5	333	338	0	(4)
Pay	1-Day USD-SOFR Compounded-OIS	0.500	Semi-Annual	06/16/2026		323,700	(4,388)	(23,925)	(28,313)	0	(99)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		246,200	(5,908)	(14,331)	(20,239)	22	0
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	06/21/2027		11,500	(373)	(551)	(924)	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	12/20/2027		2,500	20	(150)	(130)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2027		351,500	(29,753)	8,681	(21,072)	36	0
Pay	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	06/20/2028		58,100	(1,904)	(1,941)	(3,845)	10	0
Receive	1-Day USD-SOFR Compounded-OIS	1.420	Semi-Annual	08/17/2028		93,400	(21)	9,676	9,655	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	12/15/2028		25,600	(75)	(2,634)	(2,709)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		56,100	622	(81)	541	19	0
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2029		59,000	3,100	(5,448)	(2,348)	3	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		89,300	(1,675)	(37)	(1,712)	0	(36)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		244,600	(25,131)	5,401	(19,730)	0	(45)
Pay	1-Day USD-SOFR Compounded-OIS	1.000	Semi-Annual	12/16/2030		53,800	1,389	(10,533)	(9,144)	0	(29)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		84,400	10,215	(703)	9,512	72	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		44,600	316	(223)	93	0	(29)
Receive	1-Day USD-SOFR Compounded-OIS	1.150	Semi-Annual	09/20/2050		24,300	45	10,377	10,422	76	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	06/16/2051		74,500	13,419	17,840	31,259	244	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		117,100	20,294	15,517	35,811	450	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052		42,000	10,116	1,933	12,049	159	0
Receive	1-Year BRL-CDI	11.088	Maturity	01/02/2025	BRL	712,200	83	(1,095)	(1,012)	54	0
Pay	1-Year BRL-CDI	11.157	Maturity	01/02/2025		2,600	0	(11)	(11)	0	0
Pay	1-Year BRL-CDI	11.177	Maturity	01/02/2025		1,800	0	(7)	(7)	0	0
Pay	1-Year BRL-CDI	11.367	Maturity	01/02/2025		2,200	0	(7)	(7)	0	0
Pay	1-Year BRL-CDI	12.018	Maturity	01/02/2025		5,900	0	0	0	0	(1)
Pay	1-Year BRL-CDI	12.098	Maturity	01/02/2025		9,900	0	3	3	0	(1)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2023	57

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	12.158%	Maturity	01/02/2025	BRL	5,000	$0	$3	$3	$0	$0
Pay	1-Year BRL-CDI	12.163	Maturity	01/02/2025		4,900	0	3	3	0	0
Pay	1-Year BRL-CDI	12.178	Maturity	01/02/2025		9,900	0	7	7	0	(1)
Pay	1-Year BRL-CDI	11.250	Maturity	01/04/2027		3,200	0	6	6	0	0
Pay	1-Year BRL-CDI	11.275	Maturity	01/04/2027		1,600	0	4	4	0	0
Pay	1-Year BRL-CDI	11.290	Maturity	01/04/2027		1,600	0	4	4	0	0
Pay	1-Year BRL-CDI	11.731	Maturity	01/04/2027		800	0	4	4	0	0
Pay	1-Year BRL-CDI	11.746	Maturity	01/04/2027		3,600	0	19	19	0	(1)
Pay	1-Year BRL-CDI	11.901	Maturity	01/04/2027		8,500	0	54	54	0	(1)
Pay	1-Year BRL-CDI	12.047	Maturity	01/04/2027		269,000	0	1,964	1,964	0	(35)
Pay(5)	6-Month EUR-EURIBOR	3.250	Annual	03/20/2029	EUR	35,400	1,650	(17)	1,633	0	(127)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		4,400	81	700	781	23	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		900	(1)	137	136	5	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		4,400	244	1,808	2,052	82	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		13,500	(99)	5,544	5,445	268	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		16,800	1,455	5,793	7,248	343	0
Receive(5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		52,500	316	3,050	3,366	265	0
Receive	6-Month EUR-EURIBOR	1.500	Annual	03/15/2053		2,500	330	153	483	59	0
Receive	28-Day MXN-TIIE	8.675	Lunar	04/03/2024	MXN	36,800	0	19	19	1	0
Receive	28-Day MXN-TIIE	8.660	Lunar	04/04/2024		15,400	0	8	8	0	0
Receive	28-Day MXN-TIIE	8.750	Lunar	04/05/2024		9,300	0	5	5	0	0
Receive	28-Day MXN-TIIE	8.410	Lunar	03/31/2027		4,400	0	5	5	0	0
Receive	28-Day MXN-TIIE	8.730	Lunar	04/06/2027		3,900	0	2	2	0	0
Receive	28-Day MXN-TIIE	7.495	Lunar	01/14/2032		1,900	8	(2)	6	0	0
Receive	28-Day MXN-TIIE	7.498	Lunar	01/15/2032		7,900	32	(6)	26	0	0
Receive	28-Day MXN-TIIE	8.732	Lunar	03/30/2032		1,900	0	(2)	(2)	0	0
Receive	28-Day MXN-TIIE	8.701	Lunar	03/31/2032		4,600	0	(4)	(4)	0	0

							$(26,571)	$56,440	$29,869	$2,697	$(882)

Total Swap Agreements							$(25,596)	$57,016	$31,420	$2,715	$(883)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$2,715	$2,715	$0	$(47)	$(883)	$(930)

Cash of $55,237 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2023.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

58	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2023

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2024		GBP	3,699	$		4,699	$0	$(17)
	02/2024	$		47		CNY	331	0	0
	03/2024		CNH	47,424	$		6,556	0	(138)
	03/2024	$		20		INR	1,654	0	0
BPS	01/2024		EUR	2,905	$		3,170	0	(38)
	01/2024		GBP	76,903			97,161	0	(867)
	01/2024		HUF	656,756			1,869	0	(23)
	01/2024	$		7,081		EUR	6,389	0	(27)
	01/2024			3		HUF	939	0	0
	02/2024			83		CNY	590	0	0
	03/2024		CNH	11,492	$		1,597	0	(25)
	03/2024	$		373		IDR	5,740,752	0	0
	03/2024			69		INR	5,746	0	0
BRC	01/2024		EUR	387,537	$		426,205	0	(1,715)
	01/2024		GBP	775			978	0	(10)
	01/2024	$		698		PLN	3,053	78	0
	03/2024		TRY	49	$		2	0	0
	03/2024	$		12,138		TRY	380,211	0	(123)
	04/2024			44,350			1,433,326	0	(665)
CBK	01/2024		EUR	2,987	$		3,295	0	(4)
	01/2024		HUF	358,418			1,023	0	(10)
	02/2024	$		1,887		BRL	9,678	102	0
	03/2024		IDR	31,876,454	$		2,068	0	(3)
	03/2024		PEN	369			98	0	(1)
GLM	01/2024		CAD	9,173			6,750	0	(174)
	01/2024		CHF	923			1,053	0	(45)
	01/2024		EUR	2,182			2,396	0	(13)
	01/2024		MXN	2,096			119	0	(3)
	02/2024		BRL	16			3	0	0
	03/2024		CNH	8,159			1,131	0	(21)
	03/2024		IDR	9,376,592			609	0	0
	03/2024	$		501		IDR	7,698,388	0	(1)
MYI	01/2024		GBP	1,617	$		2,023	0	(38)
	01/2024		HUF	178,458			507	0	(7)
	02/2024	$		49		CNY	346	0	0
	03/2024		CNH	13,579	$		1,883	0	(34)
	03/2024	$		1,943		IDR	29,892,927	0	(2)

Total Forward Foreign Currency Contracts								$180	$(4,004)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2023	59

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION(1)

Counterparty	Reference Obligation	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
GST	Morgan Stanley Capital Trust 5.485% due 11/14/2042 «	(0.240)%	Monthly	11/14/2042	$7,500	$1,350	$3,913	$5,263	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
GST	Petroleos Mexicanos	1.000%	Quarterly	12/20/2028	5.188%	$3,800	$(735)	$101	$0	$(634)

TOTAL RETURN SWAPS ON LOAN PARTICIPATIONS AND ASSIGNMENTS

Counterparty	Pay/ Receive	Underlying Reference	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Pay	AP Core Holdings II, LLC	1-Month USD-LIBOR	Monthly	01/31/2024	$	84	$0	$185	$185	$0
BPS	Pay	Gateway Casinos & Entertainment Limited	1-Month USD-LIBOR	Monthly	01/24/2024		298	0	1,052	1,052	0
BPS	Pay	PUG LLC	1-Month USD-LIBOR	Monthly	01/31/2024		1,541	0	1,356	1,356	0
BPS	Pay	Veritas US Inc.	1-Month USD-LIBOR	Monthly	01/29/2024		5,340	0	856	856	0
BPS	Pay	Wm Morrison	1-Month USD-LIBOR	Monthly	02/15/2024		2,321	0	3,238	3,238	0

								$0	$6,687	$6,687	$0

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(6)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYC	Receive	United States Treasury Inflation Indexed Bonds «	N/A	0.000%	Maturity	01/28/2036	CNY 101,100	$42	$(4,042)	$0	$(4,000)

Total Swap Agreements								$657	$6,659	$11,950	$(4,634)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$0	$0	$0	$0	$(155)	$0	$0	$(155)	$(155)	$0	$(155)
BPS	0	0	6,687	6,687	(980)	0	0	(980)	5,707	(4,460)	1,247
BRC	78	0	0	78	(2,513)	0	0	(2,513)	(2,435)	4,709	2,274
CBK	102	0	0	102	(18)	0	0	(18)	84	(90)	(6)
GLM	0	0	0	0	(257)	0	0	(257)	(257)	270	13
GST	0	0	5,263	5,263	0	0	(634)	(634)	4,629	(3,820)	809
MYC	0	0	0	0	0	0	(4,000)	(4,000)	(4,000)	2,028	(1,972)
MYI	0	0	0	0	(81)	0	0	(81)	(81)	36	(45)

Total Over the Counter	$180	$0	$11,950	$12,130	$(4,004)	$0	$(4,634)	$(8,638)

60	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2023

(o)

Securities with an aggregate market value of $7,043 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2023.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$18	$0	$0	$2,697	$2,715

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$180	$0	$180
Swap Agreements	0	5,263	0	0	6,687	11,950

	$0	$5,263	$0	$180	$6,687	$12,130

	$0	$5,281	$0	$180	$9,384	$14,845

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2023	61

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$47	$47
Swap Agreements	0	1	0	0	882	883

	$0	$1	$0	$0	$929	$930

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,004	$0	$4,004
Swap Agreements	0	634	4,000	0	0	4,634

	$0	$634	$4,000	$4,004	$0	$8,638

	$0	$635	$4,000	$4,004	$929	$9,568

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(10,208)	$0	$0	$(42,276)	$(52,484)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,943)	$0	$(2,943)
Swap Agreements	0	4,154	0	0	382	4,536

	$0	$4,154	$0	$(2,943)	$382	$1,593

	$0	$(6,054)	$0	$(2,943)	$(41,894)	$(50,891)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(3,702)	$0	$3,216	$(486)
Swap Agreements	0	7,612	0	0	55,322	62,934

	$0	$7,612	$(3,702)	$0	$58,538	$62,448

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,190	$0	$4,190
Swap Agreements	0	8,612	(3,320)	0	0	5,292

	$0	$8,612	$(3,320)	$4,190	$0	$9,482

	$0	$16,224	$(7,022)	$4,190	$58,538	$71,930

62	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$611,808	$350,915	$962,723
Corporate Bonds & Notes
Banking & Finance	0	222,316	12,463	234,779
Industrials	0	398,417	14,057	412,474
Utilities	0	32,153	0	32,153
Convertible Bonds & Notes
Banking & Finance	0	17,145	0	17,145
Industrials	0	8,804	0	8,804
Municipal Bonds & Notes
Michigan	0	10,928	0	10,928
Puerto Rico	0	45,842	0	45,842
West Virginia	0	106	0	106
U.S. Government Agencies	0	15,436	0	15,436
Non-Agency Mortgage-Backed Securities	0	1,303,080	57,209	1,360,289
Asset-Backed Securities	0	734,641	101,607	836,248
Sovereign Issues	0	10,328	0	10,328
Common Stocks
Communication Services	2,524	0	319	2,843
Financials	12,042	160	19,216	31,418
Industrials	5	0	69,152	69,157
Real Estate	313	0	0	313
Utilities	0	0	50,236	50,236
Warrants
Financials	0	0	4	4
Real Estate Investment Trusts
Real Estate	2,932	0	0	2,932
Short-Term Instruments
Short-Term Notes	0	180	0	180
Hungary Treasury Bills	0	3,448	0	3,448
U.S. Treasury Bills	0	63,152	0	63,152

	$17,816	$3,477,944	$675,178	$4,170,938

Investments in Affiliates, at Value
Common Stocks
Affiliated Investments	0	0	131,409	131,409
Short-Term Instruments
Central Funds Used for Cash Management Purposes	359,278	0	0	359,278

	$359,278	$0	$131,409	$490,687

Total Investments	$377,094	$3,477,944	$806,587	$4,661,625

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2,715	0	2,715
Over the counter	0	6,867	5,263	12,130

	$0	$9,582	$5,263	$14,845

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2023	63

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(930)	$0	$(930)
Over the counter	0	(4,638)	(4,000)	(8,638)

	$0	$(5,568)	$(4,000)	$(9,568)

Total Financial Derivative Instruments	$0	$4014	$1,263	$5,277

Totals	$377,094	$3,481,958	$807,850	$4,666,902

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2023:

Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2023 (2)
Investments in Securities, at Value
Loan Participations and Assignments	$496,692	$88,409	$(177,011)	$6,895	$(24,122)	$21,319	$29,262	$(90,529)	$350,915	$7,056
Corporate Bonds & Notes
Banking & Finance	0	324	0	0	0	7	12,132	0	12,463	7
Industrials	0	14,057	0	0	0	0	0	0	14,057	0
Non-Agency Mortgage-Backed Securities	80,068	0	(16,121)	248	215	(7,201)	0	0	57,209	(7,551)
Asset-Backed Securities	124,431	0	(2,078)	550	(830)	(14,580)	0	(5,886)	101,607	(12,670)
Common Stocks
Communication Services	435	0	0	0	0	(116)	0	0	319	(116)
Financials	15,501	0	0	(1)	0	3,716	0	0	19,216	3,716
Industrials	69,830	2,211	0	0	0	(2,889)	0	0	69,152	(2,172)
Utilities	7,653	11,581	0	0	0	31,002	0	0	50,236	31,002
Rights
Industrials(3)	335	0	(650)	0	650	(335)	0	0	0	0
Warrants
Financials	507	0	(669)	0	669	(507)	0	0	0	1
Industrials(3)	2	0	0	0	0	2	0	0	4	0
Information Technology	20,917	0	(11,530)	0	0	(9,387)	0	0	0	0
Preferred Securities
Industrials	3,184	0	0	0	0	(3,184)	0	0	0	(3,184)
Short-Term Instruments
Short-Term Notes	331	0	(324)	0	10	(17)	0	0	0	0

Investments in Affiliates
Common Stocks Affiliated Investments	0	107,054	0	0	0	24,355	0	0	131,409	24,355

	$819,886	$223,636	$(208,383)	$7,692	$(23,408)	$42,185	$41,394	$(96,415)	$806,587	$40,444

Financial Derivative Instruments - Assets
Over the counter	$3,912	$0	$0	$0	$0	$1,351	$0	$0	$5,263	$1,374

Financial Derivative Instruments - Liabilities
Over the counter	$(680)	$0	$0	$0	$0	$(3,320)	$0	$0	$(4,000)	$(3,320)

Totals	$823,118	$223,636	$(208,383)	$7,692	$(23,408)	$40,216	$41,394	$(96,415)	$807,850	$38,498

64	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2023

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2023	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$67,656	Comparable Companies	EBITDA Multiple	X	14.500	—
	17,751	Discounted Cash Flow/Comparable Transactions	Discount Rate/Price		0.000	—
	236,246	Discounted Cash Flow	Discount Rate		4.259-26.490	10.549
	29,262	Third Party Vendor	Broker Quote		94.000-100.000	98.280
Corporate Bonds & Notes
Banking & Finance	12,132	Expected Recovery	Recovery Rate		54.375	—
Banking & Finance	331	Recent Transaction	Purchase Price		100.000	—
Industrials	14,057	Recent Transaction	Purchase Price		99.000	—
Non-Agency Mortgage-Backed Securities	56,646	Discounted Cash Flow	Discount Rate		7.000-10.000	9.877
	563	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—
Asset-Backed Securities	101,607	Discounted Cash Flow	Discount Rate		7.750-30.000	13.674
Common Stocks
Communication Services	319	Reference Instrument	Stock Price w/Liquidity Discount		10.000	—
Financials	19,095	Comparable Companies	EBITDA Multiple	X	4.000	—
	121	Option Pricing Model	Volatility		60.720	—
Industrials	26,705	Comparable Multiple/Discounted Cash Flow	Revenue Multiple/EBITDA Multiple/Discount Rate	X/X /%	0.550/6.500/10.000	—
	32,911	Discounted Cash Flow	Discount Rate		17.280	—
	9,536	Indicative Market Quotation	Broker Quote	$	3.500-16.667	15.751
Utilities	40,428	Comparable Companies	EBITDA Multiple	X	5.860	—
	37	Discounted Cash Flow/Comparable Companies	Discount Rate/Revenue Multiple	%/X	17.250/0.550	—
	9,771	Indicative Market Quotation	Broker Quote	$	33.750	—
Warrants
Financials	4	Option Pricing Model	Volatility		40.000	—

Investments in Affiliates
Common Stocks
Affiliated Investments	131,409	Comparable Companies	EBITDA Multiple	X	14.500	—

Financial Derivative Instruments -Assets
Over the counter	5,263	Other Valuation Techniques(4)	—		—	—

Financial Derivative Instruments -Liabilities
Over the counter	(4,000)	Indicative Market Quotation	Broker Quote		(28.061)	—

Total	$807,850

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Sector type updated from Financials to Industrials since prior fiscal year end.
(4)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2023	65

Notes to Financial Statements

1. ORGANIZATION

PIMCO Flexible Emerging Markets Income Fund and PIMCO Flexible Credit Income Fund (each a “Fund” and collectively the “Funds”) are each organized as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). PIMCO Flexible Emerging Markets Income Fund and PIMCO Flexible Credit Income Fund were each organized as Massachusetts business trusts on the dates shown in the table below. PIMCO Flexible Emerging Markets Income Fund commenced operations on March 15, 2022, and PIMCO Flexible Credit Income Fund commenced operations on February 22, 2017. Each Fund is a closed-end management investment company that continuously offers its shares (“Common Shares”) and is operated as an “interval fund.”

PIMCO Flexible Credit Income Fund currently offers five classes of Common Shares: Institutional Class, Class A-1, Class A-2, Class A-3 and Class A-4.

PIMCO Flexible Emerging Markets Income Fund currently offers Institutional Class Common Shares only.

PIMCO Flexible Emerging Markets Income Fund is not offering Class A-1, Class A-2, Class A-3, or Class A-4 Common Shares for sale at this time.

Institutional Class, Class A-1 and Class A-3 Shares are sold at their offering price, which is net asset value (“NAV”) per share. Class A-2 and Class A-4 Shares are sold at a public offering price equal to their NAV plus an initial sales charge that varies depending on the size of the purchase, unless such purchase of Class A-2 and Class A-4 Shares is eligible for a waiver of the initial sales charge. Institutional Class Shares are offered for investment to investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and individuals that can meet the minimum investment amount. Class A-1, Class A-2, Class A-3 and Class A-4 Shares are primarily offered and sold to retail investors by broker-dealers which are members of the Financial Industry Regulatory Authority and which have agreements with the Distributor (as defined below), but may be available through other financial firms, including banks and trust companies and to specified benefit plans and other retirement accounts. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as each Fund’s investment manager.

Fund Name	Formation Date

PIMCO Flexible Emerging Markets Income Fund	March 4, 2021

PIMCO Flexible Credit Income Fund	October 25, 2016

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets

66	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2023

and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as each Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Taxes The Fund may be subject to foreign taxes on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of December 31, 2023, if any, are disclosed in the Consolidated Statement of Assets and Liabilities.

(c) Foreign Currency Translation The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and

SEMIANNUAL REPORT	DECEMBER 31, 2023	67

Notes to Financial Statements (Cont.)

expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(d) Multi-Class Operations Each class offered by each Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include initial sales load, supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share NAV of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(e) Distributions — Common Shares The following table shows the anticipated frequency of distributions from net investment income to common shareholders.

	Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Flexible Emerging Markets Income Fund	Daily	Monthly	(1)

PIMCO Flexible Credit Income Fund	Daily	Monthly	(1)

(1)

Beginning with the dividend payable on April 28, 2023, the Fund distributes income dividends on a monthly basis, rather than quarterly, in accordance with the Fund’s distribution policies as set forth in the Fund’s Prospectus.

Each Fund intends to distribute each year substantially all of its net investment income and net short-term capital gains. In addition, at least annually, each Fund intends to distribute net realized long-term capital gains not previously distributed, if any. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods

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of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

The Funds may invest in one or more wholly-owned subsidiaries (each a “Subsidiary” and collectively the “Subsidiaries”) that are treated as disregarded entities for U.S. federal income tax purposes. In the case of a Subsidiary that is so treated, for U.S. federal income tax purposes, (i) the Fund is treated as owning the Subsidiary’s assets directly; (ii) any income, gain, loss, deduction or other tax items arising in respect of the Subsidiary’s assets will be treated as if they are realized or incurred, as applicable, directly by the Fund; and (iii) distributions, if any, the Fund receives from the Subsidiary will have no effect on the Fund’s U.S. federal income tax liability.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where a Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(f) New Accounting Pronouncements and Regulatory Updates In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain

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Notes to Financial Statements (Cont.)

reference rate-related contract modifications that occur or will occur during the period March 12, 2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU 2021-01 and ASU 2022-06, which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. Management has implemented changes in connection with the rule and has determined that there was no material impact to the Funds’ financial statements.

The U.S. Securities and Exchange Commission (“SEC”) made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments are effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion). At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of a Fund’s shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has

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been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that a Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

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Notes to Financial Statements (Cont.)

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by a Fund normally will be taken into account in calculating the NAV. A Fund’s whole loan investments, including those originated by a Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in a Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Funds’ and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, a Fund cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

Under certain circumstances, the per share NAV of a class of a Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

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(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Transfers from Level 1 to Level 3 are a result of a change from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to the use of a valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market based data (Level 3).

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

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Notes to Financial Statements (Cont.)

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds, and short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

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Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

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Notes to Financial Statements (Cont.)

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indexes, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Option Pricing Model is a commonly accepted method of allocating enterprise value across a capital structure. The method may be utilized when a capital structure includes multiple instruments with varying rights and preferences, there is no short term exit horizon, the nature of an exit event is unknown, or if the enterprise value is not sufficient to cover outstanding debt and preferred claims. The Option Pricing Model can also be used as a method to estimate enterprise value by `backsolving’ if there are recent indicative transactions for securities with the same issuer. The Option Pricing Model uses Black-Scholes option pricing, a generally accepted option model typically used to value call options, puts, warrants, and convertible preferred securities. Significant changes in unobservable inputs would result in direct changes in the fair value of the security. These securities are categorized as level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market comparable valuation estimates fair value by applying a valuation multiple to a key performance metric of the company, which may include unobservable inputs such as earnings before interest, taxes, depreciation and amortization (“EBITDA”), the Manager’s assumptions regarding comparable companies and non-public statements from the underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities that are smaller in size than institutional-sized or round lot positions of the particular security/instrument type may apply an adjustment factor to the daily vendor-provided price for the corresponding round lot position to arrive at a fair value for the applicable odd lot positions. The adjustment factor is determined by comparing the prices of internal trades with vendor prices,

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calculating the weighted average differences, and using that difference as an adjustment factor to vendor prices. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2023 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 06/30/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Flexible Credit Income Fund	$0	$670,527	$(311,301)	$(11)	$63	$359,278	$2,246	$0

PIMCO Flexible Emerging Markets Income Fund	0	701	(199)	0	0	502	1	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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Notes to Financial Statements (Cont.)

An affiliate includes any company in which a Fund owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers for the period ended December 31, 2023 (amounts in thousands†, except number of shares).

PIMCO Flexible Credit Income Fund

Security Name	Market Value at 06/30/2023	Purchases at cost	Proceeds from Sale	Net Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value at 12/31/2023	Dividend Income	Shares Held at 12/31/2023

Amsurg Equity	$0	$107,054	$0	$0	$24,355	$131,409	$0	2,562,021

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Bank Obligations in which a Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Loans and Other Indebtedness, Loan Participations and Assignments are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Fund may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

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Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, a Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

The Funds may also seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans or similar investments. The Funds may originate loans to corporations and/or other legal entities and individuals, including foreign (non-U.S.) entities and individuals.

The Funds may acquire residential mortgage loans and unsecured consumer loans through a Subsidiary. Subsidiaries directly holding a beneficial interest in loans will be formed as domestic common law or statutory trusts with a federally chartered bank serving as trustee. Each such Subsidiary will hold the beneficial interests of loans and the federally chartered bank acting as trustee will hold legal title to the loans for the benefit of the Subsidiary and/or the trust’s beneficial owners (i.e., the Funds or its direct or indirect fully-owned subsidiary). State licensing laws typically exempt federally chartered banks from their licensing requirements, and federally chartered banks may also benefit from federal preemption of state laws, including any licensing requirements. The use of common law or statutory trusts with a federally chartered bank serving as trustee is intended

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Notes to Financial Statements (Cont.)

to address any state licensing requirements that may be applicable to purchasers or holders of loans, including state licensing requirements related to foreclosure. The Funds believe that such direct or indirect fully-owned Subsidiaries will not be treated as associations or publicly traded partnerships taxable as corporations for U.S. federal income tax purposes, and that therefore, the Subsidiaries will not be subject to U.S. federal income tax at the subsidiary level. Investments in residential mortgage loans or unsecured consumer loans through entities that are not so treated can potentially be limited by the Funds’ intention to qualify as a regulated investment company, and limit the Funds’ ability to qualify as such.

If the Funds or its Subsidiaries are required to be licensed in any particular jurisdiction in order to acquire, hold, dispose or foreclose loans, obtaining the required license may not be viable (because, for example, it is not possible or practical) and the Funds or its Subsidiary may be unable to restructure its holdings to address the licensing requirement. In that case, the Funds or its Subsidiary may be forced to cease activities involving the affected loans, or may be forced to sell such loans. If a state regulator or court were to determine that the Funds or its Subsidiary acquired, held or foreclosed a loan without a required state license, the Funds or its Subsidiary could be subject to penalties or other sanctions, prohibited or restricted in its ability to enforce its rights under the loan, or subject to litigation risk or other losses or damages.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for a Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest

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(Unaudited)

December 31, 2023

rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans. The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the risk that a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest,

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Notes to Financial Statements (Cont.)

including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

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Payment In-Kind Securities may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of December 31, 2023, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA

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Notes to Financial Statements (Cont.)

is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Warrants are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund’s Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

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The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Reverse Repurchase Agreements In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by a Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

(b) Sale-Buybacks A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of

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Notes to Financial Statements (Cont.)

operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by a Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

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(c) Swap Agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of a Fund’s investment policy adopted pursuant to Rule 35d-1 under the Act (if any), the Fund will account for derivative instruments at market value. For purposes of applying a Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

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Notes to Financial Statements (Cont.)

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids,

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together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, or in some cases, specific tranches of the specified reference obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indexes are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. Credit default swaps on credit indexes may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indexes are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an

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Notes to Financial Statements (Cont.)

indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index,

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and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

Principal risks associated with investment in the Funds are listed below.

Please see “Principal Risks of the Fund” in each Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

	PIMCO Flexible Emerging Markets Income Fund (EMFLX)	PIMCO Flexible Credit Income Fund (PFLEX)

Asset Allocation	X	X

Call	X	X

Confidential Information Access	X	X

Contingent Convertible Securities	X	X

Convertible Securities	X	X

Corporate Debt Securities	X	X

Counterparty	X	X

“Covenant-Lite” Obligations	X	X

Credit Default Swaps	X	X

Credit	X	X

Currency	X	X

Cyber Security	X	X

Derivatives	X	X

Distressed and Defaulted Securities	X	X

Distribution Rate	X	X

Emerging Markets	X	X

Equity	X	X

Focused Investment	X	X

Foreign (Non-U.S.) Government Securities	—	X

Foreign (Non-U.S.) Investment	X	—

Foreign Loan Originations	X	X

High Yield Securities	X	X

Inflation/Deflation	X	X

Interest Rate	X	X

Issuer	X	X

Large Shareholder	X	X

Leverage	X	X

Liquidity	X	X

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Notes to Financial Statements (Cont.)

	PIMCO Flexible Emerging Markets Income Fund (EMFLX)	PIMCO Flexible Credit Income Fund (PFLEX)

Loans and Other Indebtedness; Loan Participations and Assignments	X	X

Loan Origination	X	X

Management	X	X

Market	X	X

Market Disruptions	X	X

Mortgage-Related and Other Asset-Backed Instruments	X	X

Municipal Bond	X	X

New/Small Fund	X	—

Non-Diversification	X	—

Operational	X	X

Other Investment Companies	—	X

Platform	X	X

Portfolio Turnover	X	X

Potential Conflicts of Interest	X	X

Privacy and Data Security	X	X

Private-Issued Mortgage-Related Securities	X	X

Private Placement	X	X

Real Estate	X	X

Regulatory Changes	X	X

Regulatory — LIBOR	X	X

Reinvestment	X	X

Repurchase Agreements	X	X

Repurchase Offers	X	X

Senior Debt	X	X

Short Exposure	X	X

Sovereign Debt	X	X

Special Purpose Acquisition Companies (“SPACs”)	—	X

Structured Investments	X	X

Subprime	X	X

Subsidiary	X	X

Tax	X	X

U.S. Government Securities	X	X

Valuation	X	X

Zero-Coupon Bond, Step-Ups and Payment-in-Kind Securities	X	X

Asset Allocation Risk is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s

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credit quality). If an issuer calls a security in which a Fund has invested, a Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Confidential Information Access Risk is the risk that, in managing a Fund (and other PIMCO clients), PIMCO may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by a Fund or held in the Fund’s portfolio. If PIMCO intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Contingent Convertible Securities Risk is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of a Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount (including potentially to zero), and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to a Fund.

Convertible Securities Risk is the risk that the market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Convertible securities are often rated below investment grade or not rated.

Corporate Debt Securities Risk is the risk that the market value of a corporate debt security may be affected by factors directly relating to the issuer and that the issuers of corporate debt securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The market value of corporate debt securities generally may be expected to rise and fall inversely with interest rates. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and valuation/pricing transparency risks.

Counterparty Risk is the risk that a Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt

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Notes to Financial Statements (Cont.)

or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding.

“Covenant-Lite” Obligations Risk is the risk that covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

Credit Default Swaps Risk is the risk of investing in credit default swaps, including illiquidity risk, counterparty risk, leverage risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When a Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein. As the seller, a Fund would receive a stream of payments over the term of the swap agreement provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. A Fund would effectively add leverage to its portfolio because, if a default occurs, the stream of payments may stop and, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. In addition, selling credit default swaps may not be profitable for a Fund if no secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times.

Credit Risk is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), the counterparty to a derivatives contract, or the issuer or guarantor of collateral, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments or to otherwise honor its financial obligations. The risk that such issuer, guarantor or counterparty is less willing or able to do so is heightened in market environments where interest rates are rising. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Currency Risk is the risk that investments denominated in foreign (non-U.S.) currencies or that trade in and receive revenues in, foreign (non-U.S.) currencies, or derivatives or other instruments that provide exposure to foreign (non-U.S.) currencies may decline in value, due to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

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Cyber Security Risk is the risk that, as the use of technology, including cloud-based technology, has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events from outside threat actors or internal resources that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction, lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

There is also a risk that cyber security breaches may not be detected. A Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage risk, liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, counterparty (including credit) risk, operational risk (such as documentation issues, settlement issues and systems failures), legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract), counterparty risk, tax risk and management risk as well as risks arising from changes in applicable requirements, risks arising from margin requirements and risks arising from mispricing or valuation complexity. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for a Fund. A Fund’s use of derivatives or other similar investments may result in losses to a Fund, a reduction in a Fund’s returns and/ or increased volatility. Over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Distressed and Defaulted Securities Risk is the risk of investing in the securities of financially distressed issuers, including the risk of default. These securities may fluctuate more in price and are

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Notes to Financial Statements (Cont.)

typically less liquid. Distressed securities generally trade significantly below “par” or fall value. A Fund also will be subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially distressed issuers will eventually be satisfied.

Distribution Rate Risk The Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Focused Investment Risk is the risk that, to the extent that a Fund focuses its investments in a particular industry, country or geographic region, the NAV of its common shares will be more susceptible to events or factors affecting companies in that industry, country or geographic region.

Foreign (Non-U.S.) Government Securities Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid (particularly during market closures due to local holidays or other reasons) and more difficult to value than securities of U.S. issuers.

Foreign Loan Originations Risk is the risk associated with a Fund originating loans to foreign entities and individuals, including foreign (non-U.S.) and emerging market entities and individuals, which may involve risks not ordinarily associated with exposure to loans to U.S. entities and individuals due to more or less governmental supervision and regulation than exists in the U.S. Due to differences in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on a Fund. A Fund’s loans to

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foreign entities and individuals may be subject to risks of increased transaction costs, potential delays in settlement or unfavorable differences between the U.S. economy and foreign economies.

High Yield Securities Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks, including the risk that a court will subordinate high yield senior debt to other debt of the issuer or take other actions detrimental to holders of the senior debt. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Inflation/Deflation Risk is the risk that the value of assets or income from a Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio and common shares.

Interest Rate Risk is the risk that fixed income securities and other instruments in a Fund’s portfolio will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Further, in market environments where interest rates are rising, issuers may be less willing or able to make principal and interest payments on fixed income investments when due.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, major litigation, investigations or other controversies, changes in financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Large Shareholder Risk is the risk that, to the extent a large proportion of the Common Shares are held by a small number of shareholders (or a single shareholder), including affiliates of the Investment Manager, a Fund may be adversely impacted if such shareholders purchase or request repurchases of large amounts of Common Shares. For example, it is possible that in response to a repurchase offer, the total amount of Common Shares tendered by a small number of shareholders (or a single shareholder) may exceed the number of Common Shares that a Fund has offered to repurchase. If a repurchase offer is oversubscribed, a Fund will repurchase only a pro rata portion of the Common Shares tendered by each shareholder. In addition, substantial repurchases of Common Shares could result in a decrease in a Fund’s net assets, resulting in an increase in a Fund’s total annual operating expense ratio.

Leverage Risk is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. Leveraging transactions

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Notes to Financial Statements (Cont.)

pursued by a Fund may increase its duration and sensitivity to interest rate movements. This means that leverage entails a heightened risk of loss.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Loan Origination Risk is the risk associated with the fact that a Fund may also seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments. A Fund may originate loans to corporations and/or other legal entities and individuals, including foreign (non-U.S.) entities and individuals. Such borrowers may have credit ratings that are determined by one or more NRSROs or PIMCO to be below investment grade. This may include loans to public or private firms or individuals, such as in connection with housing development projects. The loans the Fund invests in or originates may vary in maturity and/or duration. The Fund is not limited in the amount, size or type of loans it may invest in and/or originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law. The Fund’s investment in or origination of loans may also be limited by the requirements the Fund intends to observe under Subchapter M of the Code in order to qualify as a RIC. A Fund may subsequently offer such investments for sale to third parties; provided, that there is no assurance that a Fund will complete the sale of such an investment. If a Fund is unable to sell, assign or successfully close transactions for the loans that it originates, a Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in a Fund’s investments having high exposure to certain borrowers. A Fund will be responsible for the expenses associated with originating a loan (whether or not consummated). This may include significant legal and due diligence expenses, which will be indirectly borne by a Fund and Common Shareholders.

Loans and Other Indebtedness; Loan Participations and Assignments Risk is the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of a loan. Additionally, there is a risk that the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and the Fund could become part owner of any collateral if a loan is foreclosed, subjecting a Fund to costs associated with owning and disposing of the collateral. In the event of the insolvency of the lender selling a participation, there is a risk that a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

If a loan is foreclosed, the Fund may become owner of the loan’s collateral. The Fund may bear the costs and liabilities associated with owning and holding or disposing of the collateral.

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There is the risk that a Fund may have difficulty disposing of loans and loan participations due to the lack of a liquid secondary market for loans and loan participations. To the extent a Fund acquires loans, including bank loans, a Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not acquire such instruments.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Market Risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably due to factors affecting securities markets generally or particular industries or companies.

Market Disruptions Risk is the risk of investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, social unrest, recessions, supply chain disruptions, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, climate-change and climate related events, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation or other factors relating to the Fund’s investments or PIMCO’s operations and cause a Fund to lose value. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund.

Mortgage-Related and Other Asset-Backed Instruments Risk is the risk associated with the fact that a Fund may invest in mortgage-related assets, which may include but are not limited to, any security, instrument or other asset that is related to U.S. or non-U.S. mortgages, including those issued by private originators or issuers, or issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or by non-U.S. governments or authorities, such as, without limitation, assets representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including Real Estate Mortgage Investment Conduits (“REMICs”), which could include resecuritizations of REMICs (“Re-REMICs”), mortgage pass-through securities, inverse floaters, collateralized mortgage obligations, collateralized loan obligations, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (generally interest-only and principal-only securities), mortgage-related asset backed securities and mortgage-related loans (including through participations, assignments,

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Notes to Financial Statements (Cont.)

originations and whole loans), including commercial and residential mortgage loans. Exposures to mortgage-related assets through derivatives or other financial instruments will be considered investments in mortgage-related assets.

Municipal Bond Risk is the risk that a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax to pay interest or repay principal.

New/Small Fund Risk is the risk that a new or smaller fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies.

Non-Diversification Risk is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Operational Risk is the risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Other Investment Companies Risk is the risk that Common Shareholders may be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

Platform Risk is the risk resulting from the fact that the Alt Lending ABS in which a Fund invests are typically not listed on any securities exchange and not registered under the Securities Act. In addition, a Fund anticipates that these instruments may only be sold to a limited number of investors and may have a limited or non-existent secondary market. Accordingly, a Fund currently expects that certain of the investments in Alt Lending ABS will face heightened levels of liquidity risk. Although currently, there is generally no active reliable, secondary market for certain Alt Lending ABS, a secondary market for these Alt Lending ABS may develop. If a Fund purchases Alt Lending ABS on an alternative lending platform, the Fund will have the right to receive principal and interest payments due on loans underlying the Alt Lending ABS only if the platform servicing the loans receives the borrower’s payments on such loans and passes such payments through to a Fund. If a borrower is unable or fails to make payments on a loan for any reason, a Fund may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) a Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce

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its rights under the loan, whether through the borrower or the platform through which such loan was originated. For example, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower.

Portfolio Turnover Risk is the risk that a high portfolio turnover will result in greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses) and may adversely affect the Fund’s after-tax returns.

Potential Conflicts of Interest Risk — Allocation of Investment Opportunities is the risk that PIMCO’s or any of its affiliate’s interests or the interests of its clients may conflict with those of the Funds and the results of a Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by PIMCO or its affiliates, and it is possible that a Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by PIMCO or its affiliates, including proprietary accounts, achieve profits on their trading.

Privacy and Data Security Risk is the risk resulting from the fact that the Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non-public personal information about a consumer to non-affiliated third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-affiliated third parties. Many states and a number of non-U.S. jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission and the SEC implement GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly.

Privately-Issued Mortgage-Related Securities Risk is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Private Placements Risk is the risk that securities received in a private placement may be subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, a Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Real Estate Risk is the risk associated with investing in real estate investments, including investments in equity or debt securities issued by private and public REITs, real estate operating companies (“REOCs”), private or public real estate-related loans and real estate-linked derivative instruments. A Fund will be subject to the risks associated with owning real estate and with the real estate industry generally.

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Notes to Financial Statements (Cont.)

Regulatory Changes Risk is the risk associated with the fact that financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and /or preclude the Fund’s ability to achieve its investment objectives. Government regulation may change frequently and may have significant adverse consequences. The current direction of governments and regulators may have the effect of reducing market liquidity, market resiliency and money supply, whether through higher rates, tighter financial regulations or rule proposals that may prevent funds from participating in certain markets. A Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that a Fund and the Investment Manager will continue to be eligible for such exemptions.

Regulatory Risk — LIBOR is the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on a Fund, or on certain instruments in which a Fund invests, which can be difficult to ascertain and could result in losses to a Fund.

Reinvestment Risk is the risk that income from a Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. A Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment- related reasons.

Repurchase Agreements Risk is the risk that, if the party agreeing to repurchase a security should default, a Fund will seek to sell the securities which it holds, which could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Repurchase Offers Risk is the risk that results from the fact that the Funds are “interval funds” and, in order to provide liquidity to shareholders, the Funds, subject to applicable law, intend to conduct quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. The Funds believe that these repurchase offers are generally beneficial to each Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of a Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of a Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objectives.

Senior Debt Risk is the risk that a Fund may be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. A Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan

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agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments.

Short Exposure Risk is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Special Purpose Acquisition Companies (“SPACs”) Risk is the risk that, because SPACs and similar entities are in essence “blank check” companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. A SPAC’s structure may result in significant dilution of a stockholder’s share value immediately upon the completion of a business combination due to, among other reasons, interests held by the SPAC sponsor, conversion of warrants into additional shares, shares issued in connection with a business combination and/or certain embedded costs. There is no guarantee that the SPACs in which a Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Structured Investments Risk is the risk that a Fund’s investment in structured products, including structured notes, credit-linked notes and other types of structured products, bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. A Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Structured products generally entail risks associated with derivative instruments.

Subprime Risk is the risk that loans, and debt instruments collateralized by loans (including Alt Lending ABS), acquired by a Fund may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans, have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities. In addition, these instruments could be subject to increased regulatory scrutiny. A Fund is not restricted by any particular borrower credit risk criteria and/or qualifications when acquiring loans or debt instruments collateralized by loans.

Subsidiary Risk is the risk that, by investing in a Fund’s subsidiary, the Fund would be indirectly exposed to the risks associated with the subsidiary’s investments. Fund subsidiaries are not

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Notes to Financial Statements (Cont.)

registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Tax Risk is the risk that if, in any year, a Fund were to fail to qualify for treatment as a regulated investment company under the Tax Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

U.S. Government Securities Risk is the risk that the obligations supported by (i) the full faith and credit of the United States, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase the agency’s obligations (iv) or only by the credit of the agency, instrumentality or corporation will not be satisfied in full, or that such obligations will decrease in value or default. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Valuation Risk is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Zero-Coupon Bond, Step-Ups and Payment-in-Kind Securities Risk is the risk presented by the market prices of zero-coupon, step ups and payment-in-kind securities generally being more volatile than the prices of securities that pay interest periodically and in cash, and being likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. In addition, as these securities may not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in a Fund’s portfolio.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s Prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund.

Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection

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mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to

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Notes to Financial Statements (Cont.)

Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Manager to the Funds, pursuant to an investment management agreement. Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing the Funds investment guidance and policy direction in connection with the management of the Funds, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, New York Stock Exchange listing and related fees, tax services, valuation services and other services the Funds requires for its daily operations.

In rendering investment advisory services to each Fund, PIMCO may use the resources of one or more foreign (non-U.S.) affiliates that are not registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “PIMCO Overseas Affiliates”), to provide portfolio management, research and trading services to a Fund under the Memorandums of Understanding (“MOUs”). Each of the PIMCO Overseas Affiliates are Participating Affiliates of PIMCO as that term is used in relief

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granted by the staff of the SEC allowing U.S. registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each PIMCO Overseas Affiliate and any of their respective employees who provide services to the Funds are considered under the MOUs to be “associated persons” of PIMCO as that term is defined in the Advisers Act for purposes of PIMCO’s required supervision.

(b) Distribution and Servicing Fees PIMCO Investments LLC (the “Distributor,” affiliate of PIMCO) serves as the principal underwriter in the continuous public offering of each Fund’s shares pursuant to a distribution contract (“Distribution Contract”) with each Fund, which is subject to annual approval by the Board. The Distributor is a wholly-owned subsidiary of PIMCO and an indirect subsidiary of Allianz Asset Management LLC.

Each Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although neither Fund is an open-end investment company, each Fund has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the Act which permits it to have, among other things, a multi-class structure and distribution and shareholder servicing fees. Each Distribution and Servicing Plan permits the respective Fund to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A-1 Common Shares, Class A-2 Common Shares, Class A-3 Common Shares or Class A-4 Common Shares, as applicable. Most or all of the distribution and/ or service fees are paid to financial firms through which Common Shareholders may purchase and/or hold Class A-1, Class A-2, Class A-3 and Class A-4 Common Shares, as applicable. Because these fees are paid out of the applicable share class’s assets on an ongoing basis, over time they will increase the cost of an investment in Class A-1, Class A-2, Class A-3 or Class A-4 Common Shares and may cost a shareholder more than other sales charges.

The Management Fee and maximum Distribution and Servicing Fees for all classes, as applicable, are charged at the annual rates as noted in the following table:

	Management Fee(1)	Distribution and/or Servicing Fee(2)

Fund Name	All Classes	Institutional Class	Class A-1		Class A-2		Class A-3		Class A-4
PIMCO Flexible Emerging Markets Income Fund	1.30%	N/A	0.50%	*	0.50%	*	0.75%	*	0.75%	*
PIMCO Flexible Credit Income Fund	1.30%	N/A	0.50%		0.50%		0.75%		0.75%

*	This particular share class has been registered with the SEC, but was not operational during the fiscal year ended December 31, 2023.
(1)

Management fees calculated based on each Fund’s average daily “total managed assets”. Total managed assets includes total assets of a Fund (including assets attributable to any reverse repurchase agreements, dollar rolls/buy backs, tender option bonds, borrowings and preferred shares that may be outstanding, if any) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls/buy backs, tender option bonds and borrowings).

(2)	Calculated as a percentage of each Fund’s average daily net assets attributable to the applicable class of respective Fund.

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Notes to Financial Statements (Cont.)

The Distributor also received the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A-2 shares. For the period ended December 31, 2023 the Distributor retained $6,800 representing contingent deferred sales charges from PIMCO Flexible Credit Income Fund.

(c) Fund Expenses PIMCO Flexible Emerging Markets Income Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of, except as otherwise agreed under the Investment Management Agreement, outside legal counsel or third-party service providers, agents, operating partners, insurers or consultants retained in connection with insuring, reviewing, negotiating, structuring, acquiring, disposing of and/or terminating specialized loans and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls/buybacks, bank borrowings, credit facilities and tender option bonds; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls/buybacks, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests (except as otherwise agreed to between PIMCO and any such fund or vehicle); (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of Trustees, shareholder proposals or other non-routine matters that are not initiated or proposed by Fund management; (xii) organizational and offering expenses of the Fund, including registration (including share registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the Act and the initial registration of its

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December 31, 2023

shares under the Securities Act of 1933 (i.e., through the effectiveness of the Fund’s initial registration statement on Form N-2) and fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC in connection with the issuance of multiple share classes; (xiii) except as otherwise specified herein as an expense of PIMCO, any expenses allocated or allocable to a specific class of Common Shares, including, without limitation, sub-transfer agency expenses and distribution and/or service fees paid pursuant to a Rule 12b-1 or similar plan adopted by the Board for a particular share class; and (xiv) expenses of the Fund which are capitalized in accordance with U.S. GAAP. Without limiting the generality or scope of the foregoing, it is understood that the Fund may bear such expenses either directly or indirectly through contracts or arrangements with PIMCO or an affiliated or unaffiliated third party.

PIMCO Flexible Credit Income Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls/buybacks, bank borrowings, credit facilities and tender option bonds; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls/buybacks, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of Trustees, shareholder proposals or other non-routine matters that are not

SEMIANNUAL REPORT	DECEMBER 31, 2023	109

Notes to Financial Statements (Cont.)

initiated or proposed by Fund management; (xii) organizational and offering expenses of the Fund, including registration (including share registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the Act and the initial registration of its shares under the Securities Act of 1933 (i.e., through the effectiveness of the Fund’s initial registration statement on Form N-2) and fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC in connection with the issuance of multiple share classes; (xiii) except as otherwise specified herein as an expense of PIMCO, any expenses allocated or allocable to a specific class of Common Shares, including, sub-transfer agency expenses and distribution and/or service fees paid pursuant to a Rule 12b-1 or similar plan adopted by the Board for a particular share class; and (xiv) expenses of the Fund which are capitalized in accordance with U.S. GAAP. Without limiting the generality or scope of the foregoing, it is understood that the Fund may bear such expenses either directly or indirectly through contracts or arrangements with PIMCO or an affiliated or unaffiliated third party.

Each of the Trustees of the Board who is not an “interested person” under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (the “PIMCO Closed-End Funds”), together with the Funds, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund,” and PIMCO Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator.

The Funds pay no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Funds from the Manager or its affiliates.

(d) Expense Limitation PIMCO has contractually agreed, through November 3, 2024, for PIMCO Flexible Emerging Markets Income Fund and November 1, 2024, for PIMCO Flexible Credit Income Fund to waive its management fee, or reimburse each Fund, to the extent that organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees exceed 0.07% of each Fund’s net assets (the “Expense Limit”). The expense limitation agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Funds at least 30 days’ notice prior to the end of the then current term. Under an expense limitation agreement, in any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by a Fund of any portion of the management fee reduced as set forth above (the “Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not (i) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata trustee fees or management fees exceed the Expense Limit; (ii) exceed the total Reimbursement Amount; or (iii) include any amounts previously reimbursed to PIMCO. For the avoidance of doubt, any reimbursement of PIMCO’s management fee pursuant to the expense limitation agreement plus any recoupment of organizational expenses and pro rata Trustees’ fees will not exceed the lesser of (i) the expense limit in effect at the time of waiver or reimbursement and

110	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2023

(ii) the expense limit in effect at the time of recoupment. The total recoverable amounts to PIMCO as of December 31, 2023, were as follows (amounts in thousands†):

	Expiring within
Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Flexible Emerging Markets Income Fund	$0	$327	$9	$336

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Management Fee Waiver Agreement, PIMCO has contractually agreed, through November 3, 2023, to waive 70% of the management fees it is entitled to receive from PIMCO Flexible Emerging Markets Income Fund pursuant to the Investment Management Agreement and, from November 4, 2023 through November 3, 2024, to waive 35% of the management fees it is entitled to receive from PIMCO Flexible Emerging Markets Income Fund pursuant to the Investment Management Agreement. PIMCO’s waiver of management fees under the Management Fee Waiver Agreement is applied first and independently of PIMCO’s obligations under the Expense Limitation Agreement (such that amounts waived pursuant to the Management Fee Waiver Agreement shall not be applied to reduce any waiver or reimbursement obligations PIMCO has under the Expense Limitation Agreement). PIMCO may not seek reimbursement from PIMCO Flexible Emerging Markets Income Fund with respect to the Management Fees waived pursuant to the Management Fee Waiver Agreement.

Pursuant to each Fund’s Expense Limitation Agreement and the Management Fee Waiver Agreement, as applicable, waiver amounts are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2023, the Fund(s) below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO Flexible Emerging Markets Income Fund	$104

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

SEMIANNUAL REPORT	DECEMBER 31, 2023	111

Notes to Financial Statements (Cont.)

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2023, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Flexible Emerging Markets Income Fund	$570	$1,535	$14,366	$5,877

PIMCO Flexible Credit Income Fund	306	22,580	190,702	269,889

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. COMMON SHARES OFFERING

Each Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

Changes in common shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Flexible Emerging Markets Income Fund

	Six Months Ended 12/31/2023 (Unaudited)		Year Ended 06/30/2023

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	318	$2,482	32	$262

Issued as reinvestment of distributions

Institutional Class	101	804	252	2,044

Cost of shares redeemed

Institutional Class	(79)	(608)	(0)	(1)

Net increase (decrease) resulting from Fund share transactions	340	$2,678	284	$2,305

†	A zero balance may reflect actual amounts rounding to less than one thousand.

112	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2023

	PIMCO Flexible Credit Income Fund (Consolidated)

	Six Months Ended 12/31/2023 (Unaudited)		Year Ended 06/30/2023

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	32,966	$223,387	99,760	$724,842

Class A-1	2	12	143	1,000

Class A-2	1,713	11,614	3,955	28,769

Class A-3	4,459	30,164	33,941	249,693

Class A-4	160	1,089	1,264	9,540

Issued as reinvestment of distributions

Institutional Class	6,739	45,714	12,593	89,198

Class A-1	0	0	0	0

Class A-2	588	3,987	1,053	7,441

Class A-3	2,834	19,225	4,785	33,722

Class A-4	88	582	510	3,735

Cost of shares redeemed

Institutional Class	(50,849)	(343,402)	(91,798)	(678,549)

Class A-1	0	0	0	0

Class A-2	(919)	(6,168)	(1,981)	(14,803)

Class A-3	(5,845)	(39,357)	(5,961)	(43,594)

Class A-4	(646)	(4,372)	(16,930)	(126,842)

Net increase (decrease) resulting from Fund share transactions	(8,710)	$(57,525)	41,334	$284,152

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that owned 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of December 31, 2023. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Funds’ Manager.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Flexible Emerging Markets Income Fund	0	1	0%	86%

PIMCO Flexible Credit Income Fund	1	0	29%	0%

14. REPURCHASE OFFERING

Each Fund is an “interval fund” and, in order to provide liquidity to shareholders, each Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. In all cases such repurchases will be between 5% and 25%, or such other amount as may be permitted under applicable rules and regulations or no-action, exemptive or other relief, of its outstanding Common Shares at NAV, pursuant to Rule 23c-3 under the Act. Each Fund currently expects to conduct quarterly repurchase offers for 5% of their

SEMIANNUAL REPORT	DECEMBER 31, 2023	113

Notes to Financial Statements (Cont.)

outstanding Common Shares under ordinary circumstances. Each Fund believes that these repurchase offers are generally beneficial to the Funds’ shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of each Fund to be fully invested or force the Funds to maintain a higher percentage of their assets in liquid investments, which may harm each Funds’ investment performance. Moreover, diminution in the size of each Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may limit the ability of each Fund to participate in new investment opportunities or to achieve its investment objective and will tend to increase the Funds’ expense ratio per Common Share for remaining shareholders. Each Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Funds’ investments. Each Fund believes that payments received in connection with the Funds’ investments will generate sufficient cash to meet the maximum potential amount of the Funds’ repurchase obligations. If at any time cash and other liquid assets held by the Funds are not sufficient to meet the Funds’ repurchase obligations, each Fund intends, if necessary, to sell investments. If, as expected, each Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if a Fund borrows to finance repurchases, interest on that borrowing will negatively affect common shareholders who do not tender their Common Shares by increasing the Funds’ expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, a Fund may determine to increase the amount repurchased by up to 2% of its outstanding shares as of the date of the Repurchase Request Deadline (as defined in each Fund’s prospectus). In the event that the Funds determine not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Funds’ outstanding shares as of the date of the Repurchase Request Deadline, the Funds will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Funds during a particular repurchase offer. Notwithstanding the foregoing, the Fund may accept all Common Shares tendered for repurchase by shareholders who own less than one hundred Common Shares and who tender all of their Common Shares, before prorating Common Shares tendered by other shareholders; provided that, if a shareholder holds shares through a financial intermediary, such intermediary may not be willing or able to arrange for this treatment on such shareholder’s behalf. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Funds may be a taxable event to shareholders.

114	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2023

During the period ended December 31, 2023, the Funds engaged in repurchase offers as follows:

PIMCO Flexible Emerging Markets Income Fund

The following table summarizes the repurchase offers completed by the Fund for all share classes during the year ended December 31, 2023.

Repurchase Request Deadline/Pricing Date	% of Outstanding Shares Offered to be Repurchased	Number of Shares Tendered for Repurchase	Aggregate Consideration for Repurchased Shares	Number of Shares Repurchased	% of Outstanding Shares Repurchased	Proration % Repurchased(1)

August 9, 2023	5%	2,796	$22,899	2,796	0.09%	N/A

November 9, 2023	5	75,754	585,578	75,754	2.33	N/A

(1)

If the repurchase offer was oversubscribed, then Fund repurchased shares on a pro-rata basis. The Proration % Repurchased equals the Number of Shares Repurchased divided by the Number of Shares Tendered for Repurchase.

PIMCO Flexible Credit Income Fund

The following table summarizes the repurchase offers completed by the Fund for all share classes during the year ended December 31, 2023.

Repurchase Request Deadline/Pricing Date	% of Outstanding Shares Offered to be Repurchased	Number of Shares Tendered for Repurchase	Aggregate Consideration for Repurchased Shares	Number of Shares Repurchased	% of Outstanding Shares Repurchased	Proration % Repurchased(1)

August 9, 2023	5%	30,963,770	$198,971,266	29,131,957	6.80%	94.08%

November 9, 2023	5	36,009,290	190,911,795	28,622,458	6.80	79.49

(1)

If the repurchase offer was oversubscribed, then Fund repurchased shares on a pro-rata basis. The Proration % Repurchased equals the Number of Shares Repurchased divided by the Number of Shares Tendered for Repurchase.

15. BASIS FOR CONSOLIDATION

PFLEXLS I LLC, CLM 13648 LLC and MLM 13648 LLC, each a Delaware limited liability company were formed as Subsidiaries acting as investment vehicles for PIMCO Flexible Credit Income Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objective and policies in effect from time to time. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiaries. Accordingly, the consolidated financial statements include the accounts of the Fund and the Subsidiaries. All inter-company transactions and balances have been eliminated. This structure was established so that certain loans could be held by a separate legal entity from the Fund. See the table below for details regarding the structure and incorporation as of December 31, 2023 of the Subsidiaries.

Fund Name	Subsidiary	Date of Organization	Subsidiary % of Consolidated Fund Net Assets†

PIMCO Flexible Credit Income Fund	PFLEXLS I LLC	12/01/2017	0.1%

PIMCO Flexible Credit Income Fund	CLM 13648 LLC	03/29/2018	0.0%

PIMCO Flexible Credit Income Fund	MLM 13648 LLC	04/03/2018	0.1%

†	A zero balance may reflect actual amounts rounding to less than 0.01%.

SEMIANNUAL REPORT	DECEMBER 31, 2023	115

Notes to Financial Statements (Cont.)

16. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

17. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made. Due to the timing of when distributions are made by a Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2023, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended June 30, 2023, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Flexible Emerging Markets Income Fund	$2,020	$869

PIMCO Flexible Credit Income Fund	71,462	235,493

†	A zero balance may reflect actual amounts rounding to less than one thousand.

116	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2023

As of December 31, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO Flexible Emerging Markets Income Fund	$33,308	$1,266	$(1,988)	$(722)

PIMCO Flexible Credit Income Fund	5,302,394	345,995	(948,636)	(602,641)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

18. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no subsequent events identified that require recognition or disclosure.

SEMIANNUAL REPORT	DECEMBER 31, 2023	117

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BNY	Bank of New York Mellon	MBC	HSBC Bank Plc
BOA	Bank of America N.A.	MSB	Morgan Stanley Bank, N.A
BOS	BofA Securities, Inc.	MYC	Morgan Stanley Capital Services LLC
BPS	BNP Paribas S.A.	MYI	Morgan Stanley & Co. International PLC
BRC	Barclays Bank PLC	MZF	Mizuho Securities USA LLC
BYR	The Bank of Nova Scotia - Toronto	NSL	Nomura International PLC
CBK	Citibank N.A.	RBC	Royal Bank of Canada
CDC	Natixis Securities Americas LLC	RCE	Royal Bank of Canada Europe Limited
CIB	Canadian Imperial Bank of Commerce	RCY	Royal Bank of Canada
DBL	Deutsche Bank AG London	RTA	RBC (Barbados) Trading Bank Corp.
GLM	Goldman Sachs Bank USA	SBI	Citigroup Global Markets Ltd.
GST	Goldman Sachs International	SCX	Standard Chartered Bank, London
IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale Paris
JML	JP Morgan Securities Plc	TOR	The Toronto-Dominion Bank
JPM	JP Morgan Chase Bank N.A.	UAG	UBS AG Stamford
JPS	J.P. Morgan Securities LLC	UBS	UBS Securities LLC

Currency Abbreviations:
AED	UAE Dirham	GBP	British Pound
ARS	Argentine Peso	HUF	Hungarian Forint
BRL	Brazilian Real	IDR	Indonesian Rupiah
CAD	Canadian Dollar	ILS	Israeli Shekel
CHF	Swiss Franc	INR	Indian Rupee
CNH	Chinese Renminbi (Offshore)	MXN	Mexican Peso
CNY	Chinese Renminbi (Mainland)	PEN	Peruvian New Sol
COP	Colombian Peso	PLN	Polish Zloty
DOP	Dominican Peso	TRY	Turkish New Lira
EUR	Euro	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR03M	3 Month USD-LIBOR
EUR001M	1 Month EUR Swap Rate	LIBOR06M	6 Month USD-LIBOR
EUR003M	3 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate
EUR006M	6 Month EUR Swap Rate	SONIA03M	Sterling Overnight Index Average 3 Month Index Rate
EUR012M	12 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate

Other Abbreviations:
ABS	Asset-Backed Security	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
BRL-CDI	Brazil Interbank Deposit Rate	OIS	Overnight Index Swap
CBO	Collateralized Bond Obligation	PIK	Payment-in-Kind
CDO	Collateralized Debt Obligation	REMIC	Real Estate Mortgage Investment Conduit
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	TBD	To-Be-Determined
EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
JSC	Joint Stock Company	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
LIBOR	London Interbank Offered Rate

118	PIMCO INTERVAL FUNDS

Distribution Information

(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended December 31, 2023 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Flexible Emerging Markets Income Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.0438	$0.0000	$0.0000	$0.0438

August 2023	$0.0467	$0.0000	$0.0000	$0.0467

September 2023	$0.0491	$0.0000	$0.0000	$0.0491

October 2023	$0.0445	$0.0000	$0.0000	$0.0445

November 2023	$0.0443	$0.0000	$0.0000	$0.0443

December 2023	$0.0525	$0.0000	$0.0000	$0.0525

PIMCO Flexible Credit Income Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.0516	$0.0000	$0.0000	$0.0516

August 2023	$0.0552	$0.0000	$0.0000	$0.0552

September 2023	$0.0549	$0.0000	$0.0000	$0.0549

October 2023	$0.0525	$0.0000	$0.0000	$0.0525

November 2023	$0.0513	$0.0000	$0.0000	$0.0513

December 2023	$0.0563	$0.0000	$0.0000	$0.0563

Class A-1	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.0490	$0.0000	$0.0000	$0.0490

August 2023	$0.0521	$0.0000	$0.0000	$0.0521

September 2023	$0.0518	$0.0000	$0.0000	$0.0518

October 2023	$0.0498	$0.0000	$0.0000	$0.0498

November 2023	$0.0486	$0.0000	$0.0000	$0.0486

December 2023	$0.0534	$0.0000	$0.0000	$0.0534

SEMIANNUAL REPORT	DECEMBER 31, 2023	119

Distribution Information (Cont.)

(Unaudited)

Class A-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.0490	$0.0000	$0.0000	$0.0490

August 2023	$0.0521	$0.0000	$0.0000	$0.0521

September 2023	$0.0518	$0.0000	$0.0000	$0.0518

October 2023	$0.0498	$0.0000	$0.0000	$0.0498

November 2023	$0.0486	$0.0000	$0.0000	$0.0486

December 2023	$0.0534	$0.0000	$0.0000	$0.0534

Class A-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.0476	$0.0000	$0.0000	$0.0476

August 2023	$0.0508	$0.0000	$0.0000	$0.0508

September 2023	$0.0505	$0.0000	$0.0000	$0.0505

October 2023	$0.0483	$0.0000	$0.0000	$0.0483

November 2023	$0.0471	$0.0000	$0.0000	$0.0471

December 2023	$0.0518	$0.0000	$0.0000	$0.0518

Class A-4	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.0476	$0.0000	$0.0000	$0.0476

August 2023	$0.0508	$0.0000	$0.0000	$0.0508

September 2023	$0.0505	$0.0000	$0.0000	$0.0505

October 2023	$0.0483	$0.0000	$0.0000	$0.0483

November 2023	$0.0471	$0.0000	$0.0000	$0.0471

December 2023	$0.0518	$0.0000	$0.0000	$0.0518

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

120	PIMCO INTERVAL FUNDS

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

SS&C Global Investor & Distribution Solutions, Inc.

430 W. 7th Street, STE 219993

Kansas City, MO 64105-1407

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the report cover.

PIF4001SAR_123123

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item 7 is only required in an annual report on this Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	The information required by this Item 8(a) is only required in an annual report on this Form N-CSR.

(b)	There have been no changes in any of the Portfolio Managers identified in the registrant’s previous annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Flexible Emerging Markets Income Fund

By:	/s/ Joshua D. Ratner

Joshua D. Ratner
President (Principal Executive Officer)

Date:	March 1, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joshua D. Ratner

Joshua D. Ratner
President (Principal Executive Officer)

Date:	March 1, 2024

By:	/s/ Bijal Y. Parikh

Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date:	March 1, 2024